                                                                   EXHIBIT 10.12
(CO, NV, SD)

                DEED OF TRUST, MORTGAGE, LINE OF CREDIT MORTGAGE.
                 ASSIGNMENT, SECURITY AGREEMENT, FIXTURE FILING
                             AND FINANCING STATEMENT

                                      FROM

                     ST. MARY LAND & EXPLORATION COMPANY
                         (Taxpayer I.D. No. 41-05 18430)

                             ST. MARY ENERGY COMPANY
                         (Taxpayer I.D. No. 76-0554924)

                           NANCE PETROLEUM CORPORATION
                         (Taxpayer I.D. No. 8 1-0309883)

                             ST. MARY MINERALS INC.
                         (Taxpayer I.D. No. 84-1200318)

                                 ROSWELL, L.L.C.
                         (Taxpayer I.D. No. 74-2788509)

                           ST. MARY OPERATING COMPANY
                         (Taxpayer I.D. No. 84-0723492)

                                    NPC INC.
                         (Taxpayer I.D. No. 11-3668557)

                                       TO

                   JAY CHERNOSKY (for Nevada Properties only)

                                       AND

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                             as Administrative Agent

                     Dated Effective as of April 16th, 2003

A CARBON,  PHOTOGRAPHIC,  FACSIMILE, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS
SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS,  SECURES PAYMENT OF
FUTURE ADVANCES, AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS, AMONG OTHER THINGS, (A) GOODS WHICH ARE OR ARE TO BECOME

FIXTURES  RELATED TO THE REAL PROPERTY  DESCRIBED  HEREIN,  AND (B) AS-EXTRACTED
COLLATERAL  RELATED TO THE REAL PROPERTY  DESCRIBED  HEREIN  (INCLUDING  WITHOUT
LIMITATION,  OIL, GAS, OTHER MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE
EXTRACTED FROM THE EARTH AND ACCOUNTS ARISING OUT OF THE SALE AT THE WELLHEAD OR
MINEHEAD  THEREOF).  THIS  INSTRUMENT  IS TO BE FILED FOR  RECORD,  AMONG  OTHER
PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF THE COUNTIES AND/OR PARISHES
REFERENCED  IN  EXHIBIT  A HERETO  AND SUCH  FILING  SHALL  SERVE,  AMONG  OTHER
PURPOSES, AS A FIXTURE FILING AND AS A FINANCING STATEMENT COVERING AS-EXTRACTED
COLLATERAL.  THE  MORTGAGOR  HAS AN INTEREST OF RECORD IN THE REAL ESTATE AND/OR
IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN SECTION 1.1 OF THIS
INSTRUMENT.

A POWER OF SALE HAS BEEN  GRANTED  IN THIS  MORTGAGE.  A POWER OF SALE MAY ALLOW
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AGENT (AS HEREINAFTER  DEFINED) OR THE TRUSTEE (AS HEREINAFTER  DEFINED) TO TAKE
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THE MORTGAGED  PROPERTIES  AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE
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ACTION  UPON  DEFAULT  BY THE  MORTGAGOR  (AS  HEREINAFTER  DEFINED)  UNDER THIS
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MORTGAGE.
--------

WHEN RECORDED OR FILED RETURN TO:               THIS DOCUMENT PREPARED BY:

Vinson & Elkins L.L.P.                      Craig W. Murray
2300 First City Tower                           Vinson & Elkins L.L.P.
Houston, Texas 77002                            2300 First City Tower
Attention: Craig W. Murray                      Houston, Texas 77002

                DEED OF TRUST, MORTGAGE, LINE OF CREDIT MORTGAGE
                 ASSIGNMENT, SECURITY AGREEMENT, FIXTURE FILING
                             AND FINANCING STATEMENT
                                (this "Mortgage")

                                   ARTICLE I.

                     Granting Clauses: Secured Indebtedness
                     --------------------------------------

     Section 1.1 Grant and Mortgage.  St. Mary Land & Exploration Company, a
                 ------------------
Delaware corporation ("Parent"), St. Mary Energy Company, a Delaware corporation
("Energy"),  Nance Petroleum Corporation,  a Montana corporation ("Nance"),  St.
Mary Minerals Inc., a Colorado  corporation  ("Minerals"),  Roswell,  L.L.C.,  a
Texas limited  liability  company  ("Roswell"),  St. Mary Operating  Company,  a
Colorado corporation ("Operating"), and NPC Inc., a Colorado corporation ("NPC";
Parent,  Energy,  Nance,  Minerals,  Roswell,  Operating  and NPC  being  herein collectively called "Mortgagor" and Energy, Nance, Minerals,  Roswell, Operating
and NPC being herein sometimes  collectively  called a "Subsidiary  Mortgagor"), for and in consideration of the sum of Ten Dollars ($10.00) to Mortgagor in hand paid, and in order to secure the payment of the secured indebtedness hereinafter referred  to and the  performance  of the  obligations,  covenants,  agreements, warranties and undertakings of Mortgagor hereinafter described,  does hereby (a)
GRANT,  BARGAIN,  SELL,  CONVEY,  TRANSFER,  ASSIGN AND SET OVER to Trustee  (as
hereinafter  defined),  and grant to Trustee a POWER OF SALE  (pursuant  to this
Mortgage and applicable  law) with respect to, those of the following  described properties,  rights and  interests  which are  located  in (or cover  properties located  in) the  State of Nevada  and to which  the laws of any such  state are applicable with respect to this Mortgage and/or the liens or security  interests created  hereby (the "Deed of Trust  Mortgaged  Properties"),  and (b) MORTGAGE,
ASSIGN,  WARRANT,  PLEDGE AND HYPOTHECATE to Agent (as defined in Section 1.3(a)
below),  and  grant to  Agent a POWER OF SALE  (pursuant  to this  Mortgage  and applicable  law)  with  respect  to,  all of  the  following  described  rights, interests and  properties  which were not granted to Trustee in clause (a) above
(including,  without limitation,  those of the following  described  properties, rights and interests which are located in (or cover properties  located in ) the
States of Colorado,  Nevada,  and South Dakota and to which the laws of any such state are applicable  with respect to this Mortgage and/or the liens or security interests created hereby) (the "Other Mortgaged Properties"):

          A. The oil, gas and/or other mineral  properties,  mineral servitudes, and/or mineral rights which are described in Exhibit A attached  hereto and made a part hereof;

          B. Without  limitation of the  foregoing,  all other right,  title and interest  of  Mortgagor  of whatever  kind or  character  (whether  now owned or hereafter  acquired by operation of law or otherwise) in and to (i) the oil, gas and/or mineral leases or other  agreements  described in Exhibit A hereto,  (ii)
the lands  described  or  referred to in Exhibit A (or  described  in any of the instruments  described  or  referred  to in Exhibit  A),  without  regard to any limitations  as to  specific  lands or depths that may be set forth in Exhibit A hereto or in any of the leases or other agreements described in Exhibit A hereto and (iii) any other lands  (including  submerged  lands) located anywhere in the
United States of America;

                                      -1-

          C.  All of  Mortgagor's  interest  (whether  now  owned  or  hereafter acquired by operation of law or otherwise) in and to all presently  existing and
hereafter   created  oil,  gas  and/or  mineral   unitization,   pooling  and/or
communitization  agreements,  declarations  and/or  orders,  and  in  and to the
properties,   rights  and  interests  covered  and  the  units  created  thereby
(including, without limitation, units formed under orders, rules, regulations or
other  official  acts  of  any  federal,   state  or  other   authority   having
jurisdiction), which cover, affect or otherwise relate to the properties, rights and interests described in clause A or B above;

          D. All of Mortgagor's  interest in and rights under (whether now owned or hereafter  acquired by operation of law or otherwise) all presently  existing and hereafter created operating agreements,  equipment leases,  production sales contracts,  processing  agreements,  transportation  agreements,  gas  balancing agreements,  farmout and/or farm-in agreements,  salt water disposal agreements, area of mutual interest agreements,  and other contracts and/or agreements which cover,  affect,  or otherwise  relate to the  properties,  rights and  interests described  in clause  A, B or C above or to the  operation  of such  properties, rights  and  interests  or  to  the  treating,  handling,  storing,  processing, transporting  or marketing of oil, gas,  other  hydrocarbons,  or other minerals
produced  from  (or  allocated  to)  such   properties,   rights  and  interests
(including,  but not limited to, those contracts listed in Exhibit A hereto), as same may be amended or supplemented from time to time;

          E.  All of  Mortgagor's  interest  (whether  now  owned  or  hereafter acquired by operation of law or otherwise) in and to all improvements, fixtures,
movable  or  immovable   property  and  other  real  and/or  personal   property
(including,  without limitation,  all wells, pumping units,  wellhead equipment, tanks, pipelines, flow lines, gathering lines,  compressors,  dehydration units,
separators,   meters,  buildings,  injection  facilities,  salt  water  disposal facilities,  and power,  telephone  and  telegraph  lines),  and all  easements, servitudes,  rights-of-way,  surface leases, licenses, permits and other surface rights, which are now or hereafter used, or held for use, in connection with the properties,  rights and  interests  described  in clause A, B or C above,  or in connection with the operation of such  properties,  rights and interests,  or in connection with the treating,  handling,  storing,  processing,  transporting or marketing of oil, gas, other  hydrocarbons,  or other minerals produced from (or allocated to) such properties, rights and interests; and

          F. All  rights,  estates,  powers and  privileges  appurtenant  to the foregoing rights, interests and properties.

     TO HAVE AND TO HOLD (a) the Deed of  Trust  Mortgaged  Properties  unto the
Trustee,  and its successors or  substitutes in this trust,  and to its or their successors  and  assigns,  in trust,  however,  upon the terms,  provisions  and conditions herein set forth, and (b) the Other Mortgaged  Properties unto Agent, and Agent's  successors and assigns,  upon the terms,  provisions and conditions herein set forth (the Deed of Trust Mortgaged Properties and the Other Mortgaged
Properties are herein sometimes collectively called the "Mortgaged Properties").
As used throughout this Mortgage, the term "Trustee" shall mean, with respect to all of the Deed of Trust  Mortgaged  Properties  which are  located in (or which cover properties located in) the State of Nevada, Jay Chernosky.

                                      -2-

     Section  1.2 Grant of  Security  Interest.  In order to further  secure the
                  ----------------------------
payment of the secured indebtedness  hereinafter referred to and the performance of the  obligations,  covenants,  agreements,  warranties,  and  undertakings of
Mortgagor hereinafter described, Mortgagor hereby grants to Agent (as defined in
Section  1.3(a) below) a security  interest in the entire  interest of Mortgagor
(whether now owned or hereafter  acquired by operation of law or  otherwise)  in and to:

     (a) to the extent a security interest may be created therein, the Mortgaged
Properties;

     (b) all oil, gas, other  hydrocarbons,  and other minerals produced from or allocated to the Mortgaged  Properties,  and any products  processed or obtained therefrom  (herein  collectively  called the  "Production"),  together  with all proceeds of Production  (regardless of whether Production to which such proceeds relate  occurred on or before or after the date  hereof),  and together with all liens and security interests securing payment of the proceeds of the Production, including,  but not limited to, those liens and security  interests provided for under  (i)  statutes  enacted  in  the  jurisdictions  in  which  the  Mortgaged
Properties  are located,  or (ii)  statutes  made  applicable  to the  Mortgaged
Properties under federal law (or some combination of federal and state law);

     (c) without  limitation  of any other  provisions  of this Section 1.2, all
payments   received  in  lieu  of  production  from  the  Mortgaged   Properties
(regardless of whether such payments accrued,  and/or the events which gave rise to such payments  occurred,  on or before or after the date hereof),  including, without  limitation,  "take or pay"  payments  and  similar  payments,  payments received in  settlement  of or pursuant to a judgment  rendered  with respect to take or pay or similar obligations or other obligations under a production sales contract,  payments  received  in buyout or  buydown  or other  settlement  of a production  sales  contract,  and  payments  received  under a gas  balancing or similar  agreement as a result of (or received  otherwise  in  settlement  of or pursuant to judgment  rendered  with  respect to) rights held by  Mortgagor as a result of Mortgagor  (and/or its  predecessors  in title) taking or having taken less gas from lands covered by a Mortgaged Property (or lands pooled or unitized therewith) than their ownership of such Mortgaged Property would entitle them to receive (the  payments  described  in this  subsection  (c) being herein  called
"Payments in Lieu of Production");

     (d) all equipment, inventory, improvements, fixtures, accessions, goods and other personal  property or movable property of whatever nature now or hereafter located on or used or held for use in connection  with the Mortgaged  Properties
(or in connection with the operation thereof or the treating, handling, storing, processing,  transporting,  or  marketing of  Production),  and all licenses and permits of whatever  nature now or hereafter  used or held for use in connection with the Mortgaged  Properties (or in connection  with the operation  thereof or the  treating,  handling,  storing,  processing,  transporting,  or marketing of
Production),  and all renewals or replacements of the foregoing or substitutions for the foregoing;

     (e) all  contract  rights,  choses  in  action  (i.e.,  rights  to  enforce contracts  or to bring  claims  thereunder),  commercial  tort  claims and other general  intangibles  (regardless  of whether the same arose,  and/or the events which  gave rise to the same  occurred,  on or before or after the date  hereof)
related to the Mortgaged Properties, the operation thereof (whether Mortgagor is operator or  non-operator),  or the  treating,  handling,  storing,  processing,

                                      -3-

transporting, or marketing of Production (including,  without limitation, any of the same  relating to payment of proceeds of Production or to payment of amounts which could constitute Payments in Lieu of Production);

     (f) Without  limitation of the generality of the foregoing,  any rights and interests  of Mortgagor  under any present or future  hedge or swap  agreements, cap, floor, collar, exchange, forward or other hedge or protection agreements or transactions  relating to crude oil, natural gas or other  hydrocarbons,  or any option  with  respect to any such  agreement  or  transaction  now  existing  or hereafter entered into by or on behalf of Mortgagor;

     (g) all geological, geophysical, engineering, accounting, title, legal, and other  technical or business  data  concerning  the  Mortgaged  Properties,  the
Production or any other item of Property (as hereinafter  defined) which are now or hereafter in the possession of Mortgagor or in which  Mortgagor can otherwise grant a  security  interest,  and all books,  files,  records,  magnetic  media, software and other forms of recording or obtaining access to such data;

     (h) all money,  documents,  instruments,  chattel paper (including  without limitation,  electronic  chattel paper and tangible  chattel  paper),  rights to payment evidenced by chattel paper, securities,  accounts,  payment intangibles, general  intangibles,  letters of credit,  letter-of-credit  rights,  supporting obligations  and  rights to payment  of money  arising  from or by virtue of any transaction  (regardless  of whether such  transaction  occurred on or before or after the date hereof)  related to the Mortgaged  Properties,  the Production or any other item of Property;

     (i) all rights,  titles and  interests  now owned or hereafter  acquired by
Mortgagor in any and all goods, inventory,  equipment,  as-extracted collateral, documents, money, instruments,  intellectual property,  certificated securities, uncertificated  securities,  investment property,  letters of credit,  rights to proceeds  of  written  letters  of  credit  and other  letter-of-credit  rights,
commercial  tort  claims,   deposit  accounts,   payment  intangibles,   general
intangibles,  contract rights,  chattel paper  (including,  without  limitation, electronic  chattel  paper  and  tangible  chattel  paper),  rights  to  payment evidenced by chattel  paper,  software,  supporting  obligations  and  accounts, wherever located, and all rights and privileges with respect thereto (all of the properties,  rights and interests  described in subsections  (a), (b), (c), (d),
(e),  (f),  (g) and (h) above and this  subsection  (i) being  herein  sometimes collectively called the "Collateral"); and

     (j) all proceeds of the  Collateral,  whether such proceeds or payments are goods,  money,  documents,  instruments,  chattel paper,  securities,  accounts, payment intangibles,  general intangibles,  fixtures,  real/immovable  property, personal/  movable  property or other  assets  (the  Mortgaged  Properties,  the
Collateral   and  the  proceeds  of  the  Collateral   being  herein   sometimes
collectively called the "Property").

Except as  otherwise  expressly  provided  in this  Mortgage,  all terms in this
Mortgage  relating to the  Collateral  and the grant of the  foregoing  security interest  which are  defined in the Texas  Uniform  Commercial  Code (the "UCC")
shall have the meanings  assigned to them in Article 9 (or, absent definition in
Article 9, in any other  Article) of the UCC, as those  meanings may be amended, revised  or  replaced  from time to time.  Notwithstanding  the  foregoing,  the parties  intend that the terms used herein which are defined in the UCC have, at all times, the broadest and most inclusive  meanings possible.  Accordingly,  if the UCC shall in the  future be  amended  or held by a court to define  any term

                                      -4-

used herein more  broadly or  inclusively  than the UCC in effect on the date of this  Mortgage,  then such term, as used herein,  shall be given such  broadened meaning.  If the UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively,  than the UCC in effect on the date of this Mortgage,  such amendment or holding shall be disregarded in defining terms used in this Mortgage

     Section 1.3 Secured  Indebtedness.  This Mortgage is executed and delivered
                 ---------------------
by the  Mortgagor  to secure and  enforce the  payment  and  performance  of the following:

     (a) Payment of and performance of any and all indebtedness, obligations and
liabilities,   including  interest  (including,  without  limitation,   interest
accruing  after the  maturity  of the  "Loans"  (as  defined in the  hereinafter defined Credit  Agreement)  made by each Lender and interest  accruing after the filing of any petition in bankruptcy,  or the  commencement  of any  insolvency, reorganization  or like  proceeding,  relating to the  Parent,  whether or not a claim for post-filing or  post-petition  interest is allowed in such proceeding)
of the Parent  whether now existing or hereafter  arising under or in connection with that certain  Credit  Agreement  dated as of January 27, 2003, by and among
Parent,  Wachovia Bank, National  Association,  as Administrative Agent (in such capacity,  the "Agent") and the Lenders (as amended by First Amendment to Credit
Agreement dated as of January 27, 2003, and as the same may from time to time be further  amended or  supplemented,  the "Credit  Agreement")  or any other "Loan
Document" (as defined in the Credit Agreement),  including,  without limitation, the "Notes"  (as  defined in the Credit  Agreement)  in the  aggregate  original principal  amount of  $300,000,000  with final maturity on or before January 27,
2006.

     (b) Payment and  performance of any and all  indebtedness,  obligations and liabilities  of  Energy,  Nance,  Operating  and NPC  whether  now  existing  or hereafter  arising under or in  connection  with the  "Guaranty  Agreement"  (as defined in the Credit Agreement).

     (c) Any sums which may be advanced or paid by the Agent or any Lender under the terms hereof or of the Credit  Agreement or any Loan  Document on account of the failure of the  Mortgagor  to comply  with the  covenants  of the  Mortgagor contained herein or in the Credit Agreement or any other Loan Document;  and all other  indebtedness of the Mortgagor  arising pursuant to the provisions of this
Mortgage.

     (d) Payment of and performance of any and all present or future obligations of the Mortgagor  according to the terms of any present or future  interest rate or currency swap, rate cap, rate floor,  rate collar,  forward rate agreement or other exchange or rate  protection  agreements or any option with respect to any such  transaction  now existing or hereafter  entered into between the Mortgagor and any Lender (or any Affiliate of such Lender).

     (e) Payment of and performance of any and all present or future obligations of the  Mortgagor  according  to  the  terms  of  any  present  or  future  swap
agreements,   cap,  floor,  collar,  forward  agreement  or  other  exchange  or protection  agreements  relating to crude oil, natural gas or other hydrocarbons or any option with  respect to any such  transaction  now  existing or hereafter entered  into  between the  Mortgagor  and any Lender (or any  Affiliate of such
Lender).

                                      -5-

     (f)  Performance  of all "Letter of Credit  Agreements"  (as defined in the
Credit Agreement)  executed from time to time by the Parent or any Subsidiary of the Parent  under or  pursuant  to the Credit  Agreement  and all  reimbursement obligations  for drawn or undrawn  portions  under any  "Letter  of Credit"  (as defined in the Credit  Agreement) now  outstanding or hereafter  issued under or pursuant to the Credit Agreement.

     Section 1.4 Secured  Indebtedness.  The indebtedness referred to in Section
                 ---------------------
1.3,  and  all  renewals,   extensions  and  modifications   thereof,   and  all
substitutions therefor, in whole or in part, are herein sometimes referred to as
the  "secured   indebtedness"  or  the  "indebtedness  secured  hereby".  It  is
contemplated  and  acknowledged  that  the  secured   indebtedness  may  include
revolving  credit loans and advances  from time to time,  and that this Mortgage shall have effect,  as of the date hereof,  to secure all secured  indebtedness, regardless  of whether any amounts are advanced on the date hereof or on a later date or, whether having been advanced,  are later repaid in part or in whole and further advances made at a later date.

     Section 1.5 MAXIMUM SECURED AMOUNT. NOTWITHSTANDING ANY PROVISION HEREOF TO
                 ----------------------
THE CONTRARY, THE OUTSTANDING INDEBTEDNESS SECURED HEREBY SHALL NOT, AT ANY TIME
OR FROM TIME TO TIME, EXCEED AN AGGREGATE MAXIMUM AMOUNT OF $400,000,000.

     Section  1.6  Limit  on  Secured  Indebtedness  and  Collateral.  It is the
                   -------------------------------------------------
intention of each Subsidiary Mortgagor, Agent and Lenders that this Mortgage not constitute a fraudulent  transfer or  fraudulent  conveyance  under any state or federal law that may be applied hereto.  Each  Subsidiary  Mortgagor and, by its acceptance hereof, Agent hereby acknowledge and agree that,  notwithstanding any other provision of this Mortgage:  (a) the  indebtedness  secured hereby by such
Subsidiary Mortgagor shall be limited to the maximum amount of indebtedness that can be incurred or secured by such Subsidiary  Mortgagor  without rendering this
Mortgage subject to avoidance under Section 548 of the United States  Bankruptcy
Code or any comparable  provisions of any  applicable  state or federal law, and
(b) the Property granted by such Subsidiary Mortgagor hereunder shall be limited to the  maximum  amount  of  Property  that can be  granted  by such  Subsidiary
Mortgagor without rendering this Mortgage subject to avoidance under Section 548 of the  United  States  Bankruptcy  Code  or any  comparable  provisions  of any applicable state or federal law.

                                  ARTICLE II.

                    Representations, Warranties and Covenants
                    -----------------------------------------

     Section 2.1 Mortgagor represents, warrants, and covenants as follows:

     (a)  Title  and  Permitted  Encumbrances.   Mortgagor  has,  and  Mortgagor
          -----------------------------------
covenants to maintain, good and defensible title to the Property, free and clear of all liens, security interests, and encumbrances except for (i) the contracts,
agreements,   burdens,   encumbrances   and  other  matters  set  forth  in  the
descriptions  of certain of the Mortgaged  Properties on Exhibit A hereto,  (ii)
the liens and security  interests  evidenced by this Mortgage,  (iii)  statutory liens for  taxes  which  are not yet  delinquent,  (iv)  liens  under  operating agreements,  pooling  orders and  unitization  agreements,  and  mechanics'  and

                                      -6-

materialmen's  liens,  with respect to obligations which are not yet due subject to  applicable  permitted  payment  periods,  and (v) other  liens and  security interests  (if any) in favor of Agent (the matters  described  in the  foregoing clauses (i),  (ii),  (iii),  (iv),  and (v) being herein  called the  "Permitted
Encumbrances"); Mortgagor will warrant and defend title to the Property, subject as aforesaid,  against the claims and demands (including claims which would be a
Permitted Encumbrance under item (vi) above) of all persons claiming or to claim the same or any part thereof. Without limitation of the foregoing, the ownership by Mortgagor of the  Mortgaged  Properties  does and will,  with respect to each well or unit  identified on Schedule I, attached  hereto and made a part hereof, entitle  Mortgagor  to  receive  (subject  to the terms and  provisions  of this
Mortgage) a decimal or percentage  share of the oil, gas and other  hydrocarbons produced  from,  or  allocated  to, such well or unit equal to not less than the decimal  or  percentage  share set forth,  for such well or unit,  in the column headed "Net Revenue  Interest"  (or words of similar  import) on Schedule I, and cause  Mortgagor to be obligated  to bear a decimal or  percentage  share of the cost of  operation  of such well or unit  equal to not more than the  decimal or percentage share set forth, for such well or unit, in the column headed "Working
Interest" (or words of similar import) on Schedule I. The above-described shares of  production  which  Mortgagor  is  entitled to receive and shares of expenses which  Mortgagor  is obligated to bear are not and will not be subject to change
(other than changes which arise pursuant to non-consent  provisions of operating agreements  described  in  Exhibit A in  connection  with  operations  hereafter proposed),  except,  and only to the extent that,  such changes are reflected in
Schedule  I.  There  is not and will not be any  unexpired  financing  statement covering any part of the Property on file in any public  office naming any party other than Agent as secured party. Upon request by Agent, Mortgagor will deliver to Agent schedules of all internal and third party  information  identifying the
Mortgaged Properties (such as, for example,  lease names and numbers assigned by
Mortgagor or the  operator of any  Mortgaged  Property,  well and/or unit and/or property names and numbers  assigned by purchasers of  Production,  and internal identification  names and numbers used by Mortgagor in accounting  for revenues,
costs,   and  joint  interest   transactions   attributable   to  the  Mortgaged
Properties). The listing of Permitted Encumbrances above is made for the purpose of limiting  certain  warranties  and covenants made by Mortgagor  herein;  such listing  is not  intended  to affect  the  description  herein of the  Mortgaged
Properties nor to subordinate the liens and security interests  hereunder to any
Permitted Encumbrances.

     (b) Leases and Contracts;  Performance Of Obligations.  The oil, gas and/or
         -------------------------------------------------
mineral leases, contracts, servitudes and other agreements forming a part of the
Property, to the extent the same cover or otherwise relate to the Property,  are in full force and effect, and Mortgagor agrees to so maintain them in full force and effect.  All rents,  royalties and other payments due and payable under such leases,  contracts,  servitudes  and other  agreements,  or under the  Permitted
Encumbrances,  or  otherwise  attendant  to the  ownership  or  operation of the
Property,  have  been,  and will  continue  to be,  properly  and  timely  paid.
Mortgagor  is not in  default  with  respect  to  Mortgagor's  obligations  (and
Mortgagor  is not aware of any default by any third  party with  respect to such third party's  obligations) under such leases,  contracts,  servitudes and other agreements,  or under the Permitted Encumbrances,  or otherwise attendant to the ownership  or operation of any part of the  Property,  where such default  could adversely  affect the  ownership or operation of the  Property;  Mortgagor  will fulfill all such obligations  coming due in the future.  There are no situations where  Mortgagor is aware that a contingent  liability may exist to account on a basis  less  favorable  to  Mortgagor  than on the basis on which  Mortgagor  is currently accounting.

                                      -7-

     (c) Sale of Production.  No Mortgaged Property is or will become subject to
         ------------------
any  contractual or other  arrangement  (i) whereby payment for production is or can be  deferred  for a  substantial  period  after  the  month  in  which  such production is delivered (i.e., for wells in pay status,  in the case of oil, not in excess of 60 days,  and in the case of gas, not in excess of 90 days, and for wells not in pay status,  the time period  provided by statute) or (ii)  whereby payments  are made to  Mortgagor  other than by checks,  drafts,  wire  transfer advises  or  other  similar  writings,  instruments  or  communications  for the immediate  payment of money.  Except for production sales contracts,  processing agreements or  transportation  agreements (or other  agreements  relating to the marketing of Production)  listed on Exhibit A (in connection  with the Mortgaged
Properties to where they relate),  (i) except as otherwise disclosed to Agent in writing,  no Mortgaged  Property is or will become subject to any contractual or other  arrangement for the sale,  processing or transportation of Production (or otherwise  related to the marketing of  Production)  which (except for contracts with a term of 270 days or less)  cannot  be  cancelled  on 120  days' (or less)
notice and (ii) all contractual or other  arrangements for the sale,  processing or  transportation  of  Production  (or  otherwise  related to the  marketing of
Production) shall be bona fide transactions,  and will be with third parties not affiliated  with Mortgagor,  and shall,  with respect to all contracts and other arrangements  be at the best price (and on the best terms) then available  (such price  shall,  in the  case of  Production  sales  which  are  subject  to price controls,  be  determined  giving  consideration  to such  fact).  Mortgagor  is presently  receiving a price for all production from (or  attributable  to) each
Mortgaged Property covered by a production sales contract listed on Exhibit A as computed  in  accordance  with the  terms of such  contract,  and is not  having deliveries of production from such Mortgaged  Property  curtailed  substantially below such  property's  delivery  capacity.  Neither  Mortgagor,  nor any of its predecessors in title, has received prepayments (including,  but not limited to, payments  for gas  not  taken  pursuant  to  "take  or  pay"  or  other  similar arrangements) for any oil, gas or other hydrocarbons  produced or to be produced from the  Mortgaged  Properties  after the date  hereof,  and  Mortgagor  hereby covenants not to enter into any such advance or prepayment  arrangements whereby it accepts consideration for oil, gas or other hydrocarbons not yet produced. No
Mortgaged  Property  is or will  become  subject  to any  "take or pay" or other similar  arrangement  (i)  which  can be  satisfied  in  whole or in part by the production or transportation of gas from other properties or (ii) as a result of which  production from the Mortgaged  Properties may be required to be delivered to one or more third parties without payment (or without full payment)  therefor as a result of payments  made,  or other  actions  taken,  with respect to other properties.  To the best of Mortgagor's knowledge,  the gas imbalances set forth in Schedule 7.19 of the Credit Agreement  reflects the gas balancing position of the Mortgaged  Properties as of January 27, 2003. Except as otherwise  disclosed to Agent in writing,  as of December  31, 2002,  there is no Mortgaged  Property with respect to which  Mortgagor,  or its  predecessors in title,  has, prior to such date, taken more ("overproduced"), or less ("underproduced"),  gas from the lands  covered  thereby (or pooled or  unitized  therewith)  than its  ownership interest in such Mortgaged Property would entitle it to take which has resulted,
on  such  date,  in  Mortgagor  being  materially   overproduced  or  materially
underproduced  with respect to such  Mortgaged  Property in violation of Section
9.18 of the Credit  Agreement.  Mortgagor  will not after the date hereof become
"overproduced"  (as above  defined)  with  respect to any well on the  Mortgaged
Properties (or on any unit in which the Mortgaged  Properties  participate),  in violation of Section 9.18 of the Credit Agreement.  No Mortgaged  Property is or
will become subject to a gas balancing arrangement under which one or more third parties  may take a portion of the  production  attributable  to such  Mortgaged

                                      -8-

Property  without  payment (or  without  full  payment)  therefor as a result of production  having been taken from, or as a result of other actions or inactions with  respect to,  other  properties.  No  Mortgaged  Property is subject at the present time to any regulatory refund obligation and, to the best of Mortgagor's knowledge, no facts exist which might cause the same to be imposed.

     (d) Condition of Personal or Movable  Property.  The equipment,  inventory,
         ------------------------------------------
improvements,  fixtures,  goods and  other  tangible  personal/movable  property forming a part of the Property are and will remain (and with respect to Property not operated by Mortgagor, to the best of Mortgagor's knowledge, such equipment, inventory,  fixtures, goods and other tangible personal/movable property are and will remain) in good repair and  condition  and are and will be adequate for the normal operation of the Property in accordance with prudent industry  standards;
all of such Property is, and will remain,  located on the Mortgaged  Properties, except  for  that  portion  thereof  which  is or  shall  be  located  elsewhere
(including  that usually  located on the Mortgaged  Properties  but  temporarily located  elsewhere) in the course of the normal  operation of the  Property,  or which is hereafter sold or otherwise  disposed of as permitted  under the Credit
Agreement.

     (e) Operation of Mortgaged Properties.  The Mortgaged Properties,  and with
         ---------------------------------
respect to  Mortgaged  Properties  not  operated  by  Mortgagor,  to the best of
Mortgagor's knowledge,  such non-operated Mortgaged Properties,  (and properties unitized  therewith)  are being  (and,  to the extent  the same could  adversely affect the  ownership or operation of the  Mortgaged  Properties  after the date hereof, have in the past been), and hereafter will be, maintained,  operated and developed in a good and workmanlike  manner, in accordance with prudent industry standards and in conformity with all applicable laws and all rules,  regulations and  orders  of all duly  constituted  authorities  having  jurisdiction  and in conformity with all oil, gas and/or other mineral leases and other contracts and agreements  forming a part of the Property and in conformity  with the Permitted
Encumbrances;  specifically  in this  connection,  (i) no Mortgaged  Property is subject to having  allowable  production after the date hereof reduced below the full and regular allowable (including the maximum permissible tolerance) because of any  overproduction  (whether  or not the same was  permissible  at the time)
prior to the date  hereof and (ii) none of the wells  located  on the  Mortgaged
Properties (or properties  unitized  therewith) are or will be deviated from the vertical more than the maximum permitted by applicable laws, regulations,  rules and orders,  and such wells are, and will remain,  bottomed  under and producing from,  with the well bores wholly within,  the Mortgaged  Properties (or, in the
case  of  wells  located  on  properties  unitized   therewith,   such  unitized
properties). There are no wells listed on Schedule I hereto ("Schedule I Wells")
being redrilled, deepened, plugged back or reworked, and no other operations are being  conducted for which consent is required  under the  applicable  operating agreement  (or which are other than normal  operation  of existing  wells on the
Mortgaged Properties);  except as otherwise disclosed to Agent in writing, there are no  proposals in excess of $500,000 net to  Mortgagor's  interest  currently outstanding  (whether  made by  Mortgagor  or by any other  party) to  re-drill, deepen,  plug  back,  or  rework  Schedule  I Wells,  or to  conduct  any  other operations  under the applicable  joint operating  agreement,  or to abandon any
Schedule I Wells  (nor are there any such  proposals  which  have been  approved either by  Mortgagor or any other  party,  with respect to which the  operations covered thereby have not been commenced). Except as otherwise disclosed to Agent in writing,  there are no dry holes, or otherwise inactive wells, located on the
Mortgaged  Properties  or on lands  pooled  or  unitized  therewith  (including,

                                      -9-

without  limitation,  any wells  which  would,  if  located  in  Texas,  require compliance  with Railroad  Commission  Rule 14(b)(2)) that in the aggregate will cost  more  than  $500,000,  net to  Mortgagor's  interest  and  net of  salvage proceeds, to plug and abandon,  except for wells that have been properly plugged and  abandoned.  Mortgagor  has, and will have in the future,  all  governmental licenses and permits  necessary or  appropriate to own and operate the Property;
Mortgagor  has not  received  notice of any  violations  in  respect of any such licenses or permits.

     (f) Sale or Disposal. Mortgagor will not, without the prior written consent
         ----------------
of Agent, sell, exchange,  lease, transfer, or otherwise dispose of any part of, or  interest  in,  the  Property  other  than (i)  sales,  transfers  and  other dispositions of machinery,  equipment and other personal/  movable  property and fixtures made in connection with a release, surrender or abandonment of a lease,
(ii) sales,  transfers and other dispositions of machinery,  equipment and other personal/movable  property and fixtures in connection  with the abandonment of a well, (iii) sales, transfers and other dispositions of machinery,  equipment and other  personal/movable  property and fixtures  which are (A) obsolete for their intended  purpose  and  disposed  of in the  ordinary  course of business or (B)
replaced by articles of at least equal  suitability and value owned by Mortgagor free and clear of all liens except this Mortgage and the Permitted Encumbrances,
(iv) sales of Production  which are made in the ordinary  course of business and in compliance  with Section 2.1(c) hereof;  provided that nothing in clause (iv)
shall  be  construed  as  limiting  Agent's  rights  under  Article  III of this
Mortgage, and (v) sales, transfers and other dispositions of oil and gas leases, but only to the  extent  such  sale,  transfer  or other  disposition  is in the ordinary  course of business and does not  materially  and adversely  affect the value of the Property in the aggregate. In the event and during the continuation of a default (as  hereinafter  defined),  Mortgagor  shall at all times keep the
Property and its proceeds separate and distinct from other property of Mortgagor and shall keep accurate and complete records of the Property and its proceeds.

     (g) Suits and Claims.  Except as  otherwise  disclosed to Agent in writing,
         ----------------
there are no Suits, actions, claims, investigations,  inquiries,  proceedings or demands  pending (or. to the best of Mortgagor's  knowledge,  threatened)  which affect the Properties  (including,  without  limitation,  any which challenge or otherwise  pertain to Mortgagor's  title to the  Properties)  and no judicial or administrative  actions,  suits  or  proceedings  pending  (or,  to the  best of
Mortgagor's  knowledge,  threatened)  against  Mortgagor.   Notwithstanding  the
foregoing,  Mortgagor's  representation  in this Section with respect to pending suits, actions, claims, investigations,  inquiries, proceedings or demands which affect  Properties which are not operated by Mortgagor,  except those pertaining to Mortgagor's  title to such  non-operated  Properties,  will be limited to the best of Mortgagor's knowledge.

          (h) Environmental.
              -------------

               (A) Current  Status.  The Property  (and with respect to Property
                   ---------------
          not operated by Mortgagor, to the best of Mortgagor's knowledge,  such non-operated  Property) and Mortgagor are not in material violation of
          Applicable  Environmental  Laws  (below  defined),  or  subject to any existing,  pending or, to the best knowledge of Mortgagor,  threatened investigation  or inquiry by any  governmental  authority or any other person  under or with respect to  Applicable  Environmental  Laws,  or subject to any remedial  obligations  under  Applicable  Environmental
          Laws,  and are in  compliance  with all permits and licenses  required under  Applicable  Environmental  Laws, and this  representation  will

                                      -10-

          continue to be true and correct following disclosure to the applicable
          governmental   authorities  of  all  relevant  facts,  conditions  and
          circumstances,  if any,  pertaining  to the  Property  and  Mortgagor.
          "Applicable  Environmental  Laws"  shall  mean  any  applicable  laws, orders,  rules, or regulations  (including,  without  limitation,  the common law) pertaining to safety,  health or the environment,  as such laws, orders,  rules or regulations now exist or are hereafter enacted
          and/or  amended.   Applicable   Environmental  Laws  include,  without
          limitation,  the Comprehensive  Environmental Response,  Compensation,
          and Liability Act of 1980, as amended by the Superfund  Amendments and
          Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource  Conservation and Recovery Act of 1976, as amended by the
          Used  Oil  Recycling  Act  of  1980,  the  Solid  Waste  Disposal  Act
          Amendments of 1980,  and the  Hazardous and Solid Waste  Amendments of
          1984 (as amended,  hereinafter called "RCRA") and applicable state and local law).  Mortgagor  undertook,  at the time of  acquisition of the
          Property, all appropriate inquiry into the previous ownership and uses of the Property consistent with good commercial or customary practice.
          Mortgagor has taken all commercial and reasonable  steps  necessary to determine  and has  determined  that no hazardous  substances or solid wastes have been disposed of or otherwise  released at, into,  upon or under the Property.  The use which Mortgagor makes and intends to make of the  Property  will not  result in the use,  treatment,  storage or disposal or other  release of any  hazardous  substance or solid waste at, into, upon or under the Property, except such usage, and temporary storage in  anticipation  of usage,  as is in the  ordinary  course of business and in compliance  with  Applicable  Environmental  Laws. The terms  "hazardous  substance"  and  "release" as used in this Mortgage shall have the  meanings  specified  in CERCLA,  and the terms  "solid
          waste"  and  "disposal"  (or  "disposed")   shall  have  the  meanings
          specified in RCRA;  provided,  in the event  either  CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader  meaning shall apply  subsequent to the effective date of such amendment  and  provided  further,  to the extent that the laws of the states in which the  Mortgaged  Properties  are  located  establish  a meaning  for  "hazardous  substance,"  "release,"  "solid  waste,"  or
          "disposal"  which is broader than that  specified in either  CERCLA or
          RCRA, such broader meaning shall apply. The "Associated  Property' (as such  term  is  hereinafter  defined)  is  not  in  violation  of  any
          Applicable  Environmental Laws for which Mortgagor or its predecessors in the Property would be responsible.  The term "Associated  Property"
          as used in this  Mortgage  shall mean any and all  interests in and to
          (and or carved out of) the lands which are described or referred to in
          Exhibit A hereto, or which are otherwise  described in any of the oil, gas  and/or  mineral  leases  or  other  instruments  described  in or referred to in such Exhibit A, whether or not such property  interests are owned by Mortgagor.

               (B) Future  Performance.  Mortgagor will use its best efforts not
                   -------------------
          to  cause  or  permit  the  Property  or the  Associated  Property  or
          Mortgagor  to be in  material  violation  of, or do anything or permit anything to be done which will subject the Property or the  Associated
          Property to any  material  remedial  obligations  under,  or result in material noncompliance with applicable permits and licenses under, any
          Applicable  Environmental  Laws, assuming disclosure to the applicable
          governmental   authorities  of  all  relevant  facts,  conditions  and
          circumstances,  if any,  pertaining to the Property or the  Associated
          Property and Mortgagor  will  promptly  notify Agent in writing of any

                                      -11-

          existing,  pending or, to the best knowledge of Mortgagor,  threatened investigation, claim, suit or inquiry by any governmental authority or any  person in  connection  with any  Applicable  Environmental  Laws, provided  that,  with respect to Properties not operated by Mortgagor,
          Mortgagor shall notify Agent of any investigations,  claims,  suits or
          inquiries,   whether  existing,   pending,  or  threatened,  of  which
          Mortgagor  becomes  aware.  Mortgagor  will take all steps  reasonably necessary to determine  that no hazardous  substances  or solid wastes have been  disposed of or otherwise  released on or to the Property or the Associated Property.  Mortgagor will use commercial and reasonable efforts not to cause or permit the  disposal  or other  release of any hazardous  substance  or solid  waste  at,  into,  upon or  under  the
          Property or the  Associated  Property and covenants and agrees to keep or cause the Property  and/or the Associated  Property to be kept free of any  hazardous  substance  or solid  waste  (except  such use,  and temporary  storage  in  anticipation  of use,  as is  required  in the ordinary  course of business,  all while in compliance with Applicable
          Environmental  Laws),  and  to  remove  the  same  (or if  removal  is prohibited  by law,  to  take  whatever  action  is  required  by law)
          promptly upon discovery at its sole expense.  Upon Agent's  reasonable request,  at any time and from time to time  during the  existence  of this Mortgage,  Mortgagor will provide at Mortgagor's  sole expense an inspection or audit of the Property and the  Associated  Property from an  engineering or consulting  firm approved by Agent,  indicating the presence  or absence of  hazardous  substances  and solid waste on the
          Property and/or the Associated Property and compliance with Applicable
          Environmental  Laws.  In the  event  of a  violation,  Mortgagor  will diligently  work to cure such  violation,  including  remediation,  if necessary,  and so long as Mortgagor diligently  prosecutes efforts to cure the violation, Mortgagor will not be in breach of this provision.

     (i) Not Abandon  Wells;  Participate  in  Operations.  Mortgagor  will not,
         ------------------------------------------------
without prior written consent of Agent,  abandon,  or consent to the abandonment of, any well  producing from the Mortgaged  Properties  (or properties  unitized therewith)  so long as such well is capable (or is subject to being made capable through  drilling,  reworking or other operations which it would be commercially feasible to conduct)  of  producing  oil,  gas, or other  hydrocarbons  or other minerals in commercial  quantities (as determined without considering the effect of this  Mortgage).  In the event and  during  the  continuation  of a  default,
Mortgagor  will not,  without  prior  written  consent  of  Agent,  elect not to participate in a proposed operation on the Mortgaged Properties where the effect of such  election  would be the  forfeiture  either  temporarily  (i.e.  until a certain sum of money is received out of the forfeited  interest) or  permanently of any material interest in the Mortgaged Properties.

     (j) Defense of Mortgage. If the validity or priority of this Mortgage or of
         -------------------
any rights, titles, liens or security interests created or evidenced hereby with respect to the  Property or any part  thereof or the title of  Mortgagor  to the
Property  shall be endangered  or  questioned  or shall be attacked  directly or indirectly or if any legal  proceedings  are instituted  against  Mortgagor with respect thereto,  Mortgagor will give prompt written notice thereof to Agent and at Mortgagor's own cost and expense will diligently  endeavor to cure any defect that may be developed or claimed,  and will take all  necessary and proper steps for the defense of such legal  proceedings,  including,  but not limited to, the employment of counsel,  the prosecution or defense of litigation and the release or discharge  of all adverse  claims,  and Trustee and Agent,  or either of them
(whether or not named as parties to legal proceedings with respect thereto), are hereby  authorized  and  empowered  to take  such  additional  steps as in their

                                      -12-

judgment and  discretion  may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Mortgage and the  rights,  titles,  liens and  security  interests  created or  evidenced hereby,  including but not limited to the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property,  the purchase of any tax title and the removal of prior liens or security interests, and all reasonable expenditures so made of every kind and character shall be a demand  obligation (which obligation
Mortgagor  hereby  expressly  promises  to pay) owing by  Mortgagor  to Agent or
Trustee  (as the case may be) and shall  bear  interest  from the date  expended until paid at the rate described in Section 2.3 hereof,  and the party incurring such expenses  shall be subrogated  to all rights of the person  receiving  such payment.

     (k)  Fees  and  Expenses;  Indemnity.  Mortgagor  will  pay all  reasonable
          -------------------------------
appraisal fees, recording fees, taxes, brokerage fees and commissions,  abstract and other  records  search  fees,  attorneys'  fees and  expenses  and all other reasonable costs and expenses of every character  incurred by Mortgagor or Agent or any Lender in connection  with the closing of the loan or loans  evidenced by the Loan Documents and any and all amendments,  supplements or  modifications to such loan transaction or transactions.  Mortgagor will reimburse Trustee,  Agent and each Lender (for purposes of this paragraph,  the terms  "Trustee",  "Agent"
and "Lender"  shall include the  directors,  officers,  partners,  employees and agents  of  Trustee,  Agent or any  Lender,  respectively,  and any  persons  or entities owned or controlled by or affiliated with Trustee, Agent or any Lender, respectively) for all  expenditures,  including  reasonable  attorneys' fees and expenses, incurred or expended in connection with (i) the breach by Mortgagor of any  covenant,  agreement  or  condition  contained  herein or in any other Loan
Document,  (ii) the exercise of any rights and  remedies  hereunder or under any other Loan Document,  and (iii) the protection of the Property  and/or liens and security interests therein.  Mortgagor will indemnify and hold harmless Trustee,
Agent and each Lender  from and against  (and will  reimburse  such  indemnified parties  for) all  claims,  demands,  liabilities,  losses,  damages  (including
without  limitation  consequential  damages),   causes  of  action,   judgments,
penalties,   costs  and  expenses   (including  without  limitation   reasonable
attorneys'  fees and expenses)  which may be imposed upon,  asserted  against or incurred  or paid by the  Trustee,  the Agent or any  Lender on  account  of, in connection  with,  or arising  out of (A) any bodily  injury or death or natural resource,  human health or property damage occurring in, at, into, under or upon
(or,  to the extent  such  injury,  death or damage is related to  Mortgagor  or
Mortgagor's  ownership  or operation  of the  Property,  in the vicinity of) the
Property  through any cause  whatsoever,  (B) any act performed or omitted to be performed  hereunder or the breach of any representation or warranty herein, (C)
the  exercise  of any  rights  and  remedies  hereunder  or under any other Loan
Document, (D) any transaction,  act, omission, event or circumstance arising out of or in any way connected  with the Property or with this Mortgage or any other
Loan Document, (E) any violation on or prior to the Release Date (as hereinafter defined) of any Applicable  Environmental Law, (F) any act,  omission,  event or circumstance  existing or occurring  on or prior to the Release Date  (including without  limitation  the  presence on or under the  Property  or the  Associated
Property or release at, into, upon, under or from the Property or the Associated
Property of  hazardous  substances  or solid  wastes  disposed  of or  otherwise released)  resulting  from or in connection  with the  ownership,  construction, occupancy,  operation,  use and/or maintenance of the Property or the Associated
Property,  regardless  of  whether  the act,  omission,  event  or  circumstance constituted a violation of any Applicable  Environmental  Law at the time of its existence  or  occurrence,  and (G) any and all claims or  proceedings  (whether brought by private party or  governmental  agencies)  for human  health,  bodily

                                      -13-

injury,  property  damage,  abatement  or  remediation,   environmental  damage,
cleanup, mitigation, removal, natural resource damage or impairment or any other injury or damage resulting from or relating to any hazardous or toxic substance, solid waste or  contaminated  material  located upon or migrating  into, from or through the Property or the Associated  Property  (whether or not the release of such  materials was caused by Mortgagor,  a tenant or subtenant or a prior owner or tenant or subtenant on the Property or the Associated Property and whether or not the alleged  liability  is  attributable  to the use,  treatment,  handling, storage,  generation,  transportation,  removal or disposal  of such  substance, waste or material or the mere presence of such  substance,  waste or material on or under the Property or the Associated Property),  which the Trustee and/or the
Agent and/or any Lender may have  liability with respect to due to the making of the loan or loans  evidenced by any Notes,  the granting of this  Mortgage,  the exercise of any rights under the Loan Documents, or otherwise.  Agent shall have the right to compromise and adjust any such claims,  actions and judgments,  and in addition to the rights to be indemnified as herein provided, all amounts paid in compromise,  satisfaction or discharge of any such claim, action or judgment, and all court  costs,  reasonable  attorneys'  fees and other  expenses of every character expended by Agent, Trustee or any Lender pursuant to the provisions of this section shall be a demand  obligation  (which  obligation  Mortgagor hereby expressly  promises  to pay)  owing  by  Mortgagor  to the  applicable  party or parties.  The  "Release  Date" as used  herein  shall  mean the  earlier  of the following  two dates:  (i) the date on which the  indebtedness  and  obligations secured  hereby have been paid and  performed in full, or (ii) the date on which the lien of this Mortgage is foreclosed or a deed in lieu of such foreclosure is fully  effective  and  recorded.  WITHOUT  LIMITATION,  IT IS THE  INTENTION  OF
MORTGAGOR AND MORTGAGOR  AGREES THAT THE  FOREGOING  INDEMNITIES  SHALL APPLY TO
EACH INDEMNIFIED  PARTY WITH RESPECT TO CLAIMS,  DEMANDS,  LIABILITIES,  LOSSES,
DAMAGES, CAUSES OF ACTION, JUDGMENTS,  PENALTIES,  COSTS AND EXPENSES (INCLUDING
WITHOUT  LIMITATION  REASONABLE  ATTORNEYS'  FEES) WHICH IN WHOLE OR IN PART ARE
CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER)  INDEMNIFIED
PARTY. However,  such indemnities shall not apply to any particular  indemnified party  (but  shall  apply to the other  indemnified  parties)  to the extent the subject  of the  indemnification  is  caused  by or  arises  out  of  the  gross negligence  or willful  misconduct of such  particular  indemnified  party.  The foregoing  indemnities  shall not  terminate  upon the Release  Date or upon the release,  foreclosure or other termination of this Mortgage but will survive the
Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, and the repayment of the secured  indebtedness  and the discharge and release of this Mortgage and the other  documents  evidencing  and/or  securing the secured indebtedness.  Any amount to be paid  hereunder by  Mortgagor to Agent,  Trustee and/or  any  Lender  shall be a demand  obligation  owing  by  Mortgagor  to the applicable  party  or  parties  and  shall  be  subject  to and  covered  by the provisions of Section 2.3 hereof.

     (l)  Insurance.  Mortgagor  will keep (and with  respect  to  Property  not
          ---------
operated  by  Mortgagor,  will use its best  efforts  to keep)  such part of the
Property which is of an insurable  nature and of a character  usually insured by persons  operating  similar  properties,  insured with  companies of  recognized responsibility  satisfactory  to Agent and in such amounts as are  acceptable to
Agent (and in the  absence of  specification  of such  amounts by Agent,  in the amount of the full value of such property,  less  reasonable  deductibles not to exceed deductibles  customary in the industry for similarly situated  businesses and properties), against loss or damage by fire, casualty and from other hazards

                                      -14-

customarily insured against by persons operating similar  properties.  Mortgagor shall  also  provide  such  other  insurance  as  Agent  may  from  time to time reasonably  require;  such  coverage to be carried with  companies of recognized responsibility  satisfactory  to Agent.  All policies  evidencing such insurance shall contain  clauses  providing that the proceeds  thereof shall be payable to
Agent as its interest  may appear and  providing  that such  policies may not be cancelled, reduced or otherwise affected without at least thirty (30) days prior written notice to Agent. Upon request by Agent, Mortgagor shall deliver to Agent the original policies, evidence of payment of premiums,  certificates evidencing renewals,  and such other  information  regarding  such  insurance  as Agent may request.  In the event of any loss under any  insurance  policies  so carried by
Mortgagor,  Agent shall have the right (but not the obligation) to make proof of loss and collect the same,  and all amounts so received  shall be applied toward costs,  charges and expenses  (including  reasonable  attorneys'  fees), if any, incurred in the collection thereof, then to the payment, in the order determined by Agent in its own  discretion,  of the secured  indebtedness,  and any balance remaining shall be subject to the order of Mortgagor. Agent is hereby authorized but not obligated to enforce in its name or in the name of Mortgagor  payment of any or all of said  policies  or  settle  or  compromise  any  claim in  respect thereof,  and to collect and make receipts for the proceeds thereof and Agent is hereby appointed  Mortgagor's agent and attorney-in-fact to endorse any check or draft payable to Mortgagor in order to collect the proceeds of insurance. In the event  of  foreclosure  of this  Mortgage,  or  other  transfer  of title to the
Property in extinguishment in whole or in part of the secured indebtedness,  all right,  title and interest of Mortgagor  in and to such  policies  then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such  foreclosure  or other  transferee in the event of such other  transfer  of  title.  Mortgagor  shall  at all  times  maintain  adequate insurance  against its  liability  on account of damages to persons or property, which  insurance  shall be carried by  companies  of  recognized  responsibility satisfactory  to Agent,  and shall be for such  amounts and insure  against such risks as are customary in the industry for  similarly  situated  businesses  and properties.  Mortgagor shall at all times maintain cost of regaining  control of well insurance and similar  insurance to the extent customary in the industry in the pertinent area of operations.

     (m) Further  Assurances.  Mortgagor will, on request of Agent, (i) promptly
         -------------------
correct any defect, error or omission which may be discovered in the contents of this  Mortgage,  or  in  any  other  Loan  Document,  or  in  the  execution  or acknowledgment  of this  Mortgage  or any other  Loan  Document;  (ii)  execute, acknowledge, deliver and record and/or file such further instruments (including, without  limitation,  further deeds of trust,  mortgages,  security  agreements, financing statements,  continuation  statements,  and assignments of production, accounts, funds, contract rights, general intangibles, and proceeds) and do such further  acts as may be  necessary,  desirable  or  proper  to  carry  out  more effectively  the purposes of this  Mortgage and the other Loan  Documents and to more fully identify and subject to the liens and security  interests  hereof any property  intended to be covered  hereby,  including  specifically,  but without
limitation,   any   renewals,   additions,   substitutions,   replacements,   or
appurtenances to the Property; and (iii) execute, acknowledge, deliver, and file and/or record any document or instrument  (including  specifically any financing statement)  desired  by  Agent to  protect  the  lien or the  security  interest hereunder against the rights or interests of third persons.  Mortgagor shall pay all costs connected with any of the foregoing.

                                      -15-

     (n) Name and Place of Business  and  Formation.  Except as disclosed in the
         ------------------------------------------
Credit Agreement, Mortgagor has not, during the preceding five years, been known by or used  any  other  corporate  or  partnership,  trade or  fictitious  name.
Mortgagor will not cause or permit any change to be made in its name,  identity, state of  formation  or  corporate  or  partnership  structure,  or its  federal employer  identification  number unless  Mortgagor  shall have notified Agent of such  change at least  thirty  (30)  days  prior to the  effective  date of such change,  and shall have first taken all action required by Agent for the purpose of further  perfecting  or  protecting  the liens and security  interests in the
Property  created hereby.  Mortgagor's  exact name is the name set forth in this
Mortgage. Mortgagor's location is as follows:

               Mortgagor is  a registered organization  which is  organized under the  laws of one  of the states  comprising the United
               States (e.g.  corporation, limited  partnership,  registered limited liability partnership or limited liability company).
               Mortgagor is  located (as determined pursuant to the UCC) in the state under the laws which it was organized, as follows:

               Name of Mortgagor                      State of Organization
               ------------------------------------------------------------
               Parent                                 Delaware
               Energy                                 Delaware
               Minerals                               Colorado
               Nance                                  Montana
               Roswell                                Texas
               Operating                              Colorado
               NPC                                    Colorado

               Mortgagor's principal  place of business and chief executive office, and  the place  where Mortgagor  keeps its books and records  concerning  the  Property (including, particularly, the  records  with  respect  to  "Production  Proceeds",  as defined in Section 3.1 hereof,from the Mortgaged Properties)
               has  for the  preceding four months, been, and will continue to  be (unless  Mortgagor  notifies Agent  of  any change in writing at least  thirty (30) days prior to the date of such change), the  address  set forth  opposite the  signature of
               Mortgagor to this Mortgage.

     (o) Not a Foreign  Person.  Mortgagor is not a "foreign  person" within the
         ---------------------
meaning of the Internal  Revenue Code of 1986, as amended,  (hereinafter  called the "Code"), Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign  corporation,  foreign  partnership,  foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

     Section  2.2  Compliance  by  Operator.  As to any  part  of the  Mortgaged
                   ------------------------
Properties  which is not a working  interest,  Mortgagor agrees to take all such commercial and reasonable  action and to exercise all rights and remedies as are reasonably  available  to  Mortgagor to cause the owner or owners of the working interest  in such  properties  to  comply  with  the  covenants  and  agreements contained  herein;  and as to any part of the  Mortgaged  Properties  which is a working  interest  but  which  is  operated  by a party  other  than  Mortgagor,
Mortgagor  agrees  to take all such  commercial  and  reasonable  action  and to

                                      -16-

exercise  all rights and  remedies  as are  reasonably  available  to  Mortgagor
(including,  but not limited to, all rights under any  operating  agreement)  to cause  the  party  who is the  operator  of such  property  to  comply  with the covenants and agreements contained herein.

     Section 2.3 Performance on Mortgagor's  Behalf.  Mortgagor  agrees that, if
                 ----------------------------------
Mortgagor  fails  to  perform  any act or to take  any  action  which  hereunder
Mortgagor  is required to perform or take,  or to pay any money which  hereunder
Mortgagor is required to pay, Agent,  in Mortgagor's  name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such  action or pay such  money,  and any  expenses so incurred by Agent and any money so paid by Agent shall be a demand  obligation owing by Mortgagor to Agent
(which  obligation  Mortgagor hereby expressly  promises to pay) and Agent, upon making such  payment,  shall be  subrogated  to all of the rights of the person, corporation or body politic receiving such payment. Each amount due and owing by
Mortgagor to Trustee  and/or Agent and/or any Lender  pursuant to this  Mortgage shall bear interest each day, from the date of such expenditure or payment until paid, at a rate equal to the rate as provided for past due  principal  under the
Notes (provided that,  should  applicable law provide for a maximum  permissible rate of  interest  on such  amounts,  such rate shall not be  greater  than such maximum  permissible  rate);  all such  amounts,  together  with  such  interest thereon,  shall be a part of the  secured  indebtedness  and shall be secured by this Mortgage.

                                  ARTICLE III.

                 Assignment of Production, Accounts and Proceeds
                 -----------------------------------------------

     Section 3.1 Assignment of Production.  Mortgagor does hereby absolutely and
                 ------------------------
unconditionally  assign,  transfer  and set over to Agent all  Production  which accrues to  Mortgagor's  interest in the Mortgaged  Properties,  all proceeds of such  Production  and all Payments in Lieu of  Production  (herein  collectively referred to as the  "Production  Proceeds"),  together  with the  immediate  and continuing  right to collect and receive  such  Production  Proceeds.  Mortgagor directs and instructs any and all  purchasers of any  Production to pay to Agent all of the Production Proceeds accruing to Mortgagor's  interest until such time
as  such   purchasers  have  been  furnished  with  evidence  that  all  secured indebtedness  has been paid and that this Mortgage has been released.  Mortgagor agrees that no purchasers of the Production  shall have any  responsibility  for the application of any funds paid to Agent.

     Section  3.2  Effectuating   Payment  of  Production   Proceeds  to  Agent.
                   ------------------------------------------------------------
Independent  of  the  foregoing   provisions  and  authorities  herein  granted,
Mortgagor  agrees to execute and deliver any and all transfer  orders,  division orders  and  other  instruments  that may be  requested  by Agent or that may be required by any  purchaser  of any  Production  for the purpose of  effectuating payment  of the  Production  Proceeds  to  Agent.  If under any  existing  sales agreements,  other than  division  orders or  transfer  orders,  any  Production
Proceeds  are  required to be paid by the  purchaser  to Mortgagor so that under such existing  agreements payment cannot be made of such Production  Proceeds to
Agent,  Mortgagor's  interest  in  all  Production  Proceeds  under  such  sales agreements and in all other Production Proceeds which for any reason may be paid to  Mortgagor  shall,  when  received by  Mortgagor,  constitute  trust funds in
Mortgagor's  hands  and  shall  be  immediately  paid  over  to  Agent.  Without limitation upon any of the foregoing,  Mortgagor hereby constitutes and appoints

                                      -17-

Agent as Mortgagor's  special attorney in-fact (with full power of substitution, either  generally or for such periods or purposes as Agent may from time to time prescribe) in the name, place and stead of Mortgagor to do any and every act and exercise  any and  every  power  that  Mortgagor  might or could do or  exercise personally  with respect to all  Production  and  Production  Proceeds (the same having been  assigned by  Mortgagor  to Agent  pursuant to Section 3.1  hereof), expressly inclusive, but not limited to, the right, power and authority to:

     (a)  Execute  and  deliver in the name of  Mortgagor  any and all  transfer orders,  division orders, letters in lieu of transfer orders,  indemnifications, certificates  and other  instruments  of every  nature that may be  requested or required by any purchaser of Production from any of the Mortgaged Properties for the  purposes of  effectuating  payment of the  Production  Proceeds to Agent or which Agent may otherwise deem necessary or appropriate to effect the intent and purposes of the assignment contained in Section 3.1; and

     (b) If under any product sales  agreements  other than  division  orders or transfer  orders,  any  Production  Proceeds  are  required  to be  paid  by the purchaser to Mortgagor so that under such existing  agreements payment cannot be made of such Production  Proceeds to Agent, to make, execute and enter into such sales  agreements  or other  agreements  as are  necessary to direct  Production
Proceeds to be payable to Agent;

giving and granting  unto said  attorney-in-fact  full power and authority to do and perform any and every act and thing whatsoever necessary and requisite to be done as fully and to all intents and purposes, as Mortgagor might or could do if
personally  present;   and  Mortgagor  shall  be  bound  thereby  as  fully  and
effectively as if Mortgagor had personally executed,  acknowledged and delivered any of the  foregoing  certificates  or  documents.  The powers and  authorities herein conferred upon Agent may be exercised by Agent through any person who, at the time of the execution of the particular instrument,  is an officer of Agent.
The power of attorney herein conferred is granted for valuable consideration and hence is coupled  with an  interest  and is  irrevocable  so long as the secured indebtedness, or any part thereof, shall remain unpaid. All persons dealing with
Agent or any  substitute  shall be fully  protected  in treating  the powers and authorities  conferred by this  paragraph as continuing in full force and effect until  advised by Agent that all the secured  indebtedness  is fully and finally paid.  Agent may,  but shall not be  obligated  to, take such action as it deems appropriate in an effort to collect the  Production  Proceeds and any reasonable expenses (including  reasonable attorney's fees) so incurred by Agent shall be a demand  obligation of Mortgagor  and shall be part of the secured  indebtedness, and shall bear interest each day, from the date of such  expenditure  or payment until paid, at the rate described in Section 2.3 hereof.

     Section  3.3  Change of  Purchaser.  To the extent a default  has  occurred
                   --------------------
hereunder and is  continuing,  should any person now or hereafter  purchasing or taking  Production  fail to make  payment  promptly  to Agent of the  Production
Proceeds, Agent shall, subject to then existing contractual  prohibitions,  have the right to make, or to require  Mortgagor to make, a change of purchaser,  and the right to  designate  or approve the new  purchaser,  and Agent shall have no liability or responsibility in connection  therewith so long as ordinary care is used in making such designation.

                                      -18-

     Section 3.4 Application of Production  Proceeds.  So long as no default has
                 -----------------------------------
occurred  hereunder,  the  Production  Proceeds  received  by Agent  during each calendar month shall on the first business day of the next  succeeding  calendar month (or, at the option of Agent,  on any earlier  date) be applied by Agent as follows:

                  FIRST, to the payment of all secured indebtedness then due and
                  -----
         payable, in such manner and order as Agent deems advisable;

                  SECOND, to  the  prepayment  of  the remainder o f the secured
                  ------
         indebtedness in such manner and order and to such extent as Agent deems advisable; and

                  THIRD, the remainder, if any, of the Production Proceeds shall
                  -----
         be  paid over  to Mortgagor or  to Mortgagor's  order or  to such other parties as may be entitled thereto by law.

After a default  hereunder has occurred,  all  Production  Proceeds from time to time in the hands of Agent  shall be  applied  by it toward  the  payment of all secured indebtedness  (principal,  interest,  attorneys' fees and other fees and expenses) at such times and in such manner and order and to such extent as Agent deems advisable.

     Section  3.5  Release  From  Liability;  Indemnification.   Agent  and  its
                   ------------------------------------------
successors  and assigns are hereby  released and absolved from all liability for failure to enforce  collection  of the  Production  Proceeds  and from all other responsibility  in connection  therewith,  except the  responsibility of each to account to Mortgagor for funds actually  received by each.  Mortgagor  agrees to indemnify and hold  harmless  Agent (for  purposes of this  paragraph,  the term
"Agent" shall include the directors, officers, partners, employees and agents of
Agent and any persons or entities  owned or  controlled  by or  affiliated  with
Agent)  from and  against  all claims,  demands,  liabilities,  losses,  damages
(including  without  limitation   consequential  damages),   causes  of  action,
judgments,   penalties,   costs  and  expenses   (including  without  limitation
reasonable  attorneys'  fees and  expenses)  imposed upon,  asserted  against or incurred or paid by Agent by reason of the assertion that Agent received, either before or after  payment  in full of the  secured  indebtedness,  funds from the production of oil, gas, other hydrocarbons or other minerals from the Properties claimed by third persons (and/or funds attributable to sales of production which
(i) were made at prices in excess of the maximum  price  permitted by applicable law or (ii) were otherwise made in violation of laws, rules,  regulations and/or orders  governing such sales),  and Agent shall have the right to defend against any such claims or actions, employing attorneys of its own selection, and if not furnished  with  indemnity  satisfactory  to it,  Agent  shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be  indemnified as herein  provided,  all amounts paid by Agent in compromise, satisfaction or discharge of any such claim, action or judgment, and all  court  costs,  reasonable  attorneys'  fees  and  other  expenses  of every character  expended by Agent pursuant to the provisions of this section shall be a demand  obligation (which  obligation  Mortgagor hereby expressly  promises to pay) owing by Mortgagor to Agent and shall bear interest, from the date expended until  paid,  at the  rate  described  in  Section  2.3  hereof.  The  foregoing indemnities  shall not  terminate  upon the  Release  Date or upon the  release, foreclosure  or other  termination of this Mortgage but will survive the Release
Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, and the repayment  of the secured  indebtedness  and the  discharge  and release of this

                                      -19-

Mortgage  and  the  other  documents  evidencing  and/or  securing  the  secured indebtedness. WITHOUT LIMITATION, IT IS THE INTENTION OF MORTGAGOR AND MORTGAGOR
AGREES  THAT  THE  FOREGOING  RELEASES  AND  INDEMNITIES  SHALL  APPLY  TO  EACH
INDEMNIFIED  PARTY WITH  RESPECT TO ALL CLAIMS,  DEMANDS,  LIABILITIES,  LOSSES,
DAMAGES (INCLUDING WITHOUT LIMITATION CONSEQUENTIAL DAMAGES),  CAUSES OF ACTION,
JUDGMENTS,   PENALTIES,   COSTS  AND  EXPENSES   (INCLUDING  WITHOUT  LIMITATION
REASONABLE ATTORNEYS' FEES AND EXPENSES) WHICH IN WHOLE OR IN PART ARE CAUSED BY
OR ARISE OUT OF THE  NEGLIGENCE  OF SUCH (AND/OR ANY OTHER)  INDEMNIFIED  PARTY.
However,  such indemnities  shall not apply to any particular  indemnified party
(but shall apply to the other indemnified  parties) to the extent the subject of the  indemnification  is  caused by or arises  out of the  gross  negligence  or willful misconduct of such particular indemnified party.

     Section 3.6 Mortgagor's  Absolute  Obligation to Pay Notes.  Nothing herein
                 ----------------------------------------------
contained  shall  detract  from or limit the  obligations  of  Mortgagor to make prompt payment of the Notes, and any and all other secured indebtedness,  at the time and in the manner provided herein and in the Loan Documents,  regardless of whether the Production and Production Proceeds herein assigned are sufficient to pay same, and the rights under this Article III shall be cumulative of all other rights under the Loan Documents.

                                  ARTICLE IV.

                              Remedies Upon Default
                              ---------------------

     Section 4.1 Default. The term "default" as used in this Mortgage shall mean
                 -------
the occurrence of any of the following events:

     (a) the  occurrence  of an "Event of  Default"  as  defined  in the  Credit
Agreement; or

     (b) the failure of Mortgagor  to make due and punctual  payment of any Note or of any other secured  indebtedness or of any installment of principal thereof or  interest  thereon,  or any part  thereof,  as the same shall  become due and payable (taking into account any applicable  grace period,  if any,  provided in the Loan  Documents),  whether at a date for payment of a fixed  installment  or contingent or other payment, or as a result of acceleration, or otherwise; or

     (c) the failure of Mortgagor to pay over to Agent any  Production  Proceeds which  are  receivable  by Agent  under  this  Mortgage  but  which  are paid to
Mortgagor  rather than Agent  (either as  provided  for in Section 3.2 hereof or otherwise),  except  Production  Proceeds  paid over to Mortgagor by Agent under clause THIRD of Section 3.4; or

     (d) the  failure of  Mortgagor  timely and  properly  to  observe,  keep or perform any covenant,  agreement,  warranty or condition  herein or in any other
Loan Document required to be observed, kept or performed, if such failure is not remedied  within the applicable  grace period provided for in such Loan Document or, if such Loan Document  does not provide for such a grace  period,  within 30 days  after  written  notice  and  demand by Agent for the  performance  of such covenant, agreement, warranty or condition; or

                                      -20-

     (e) any representation contained herein (or in any certificate delivered by
Mortgagor in connection  herewith) or contained in any other Loan  Document,  or otherwise heretofore or hereafter made by or on behalf of Mortgagor, shall prove to have been false or misleading in any material respect on the date made (or on the date as of which made); or

     (f) the  occurrence  of a "default"  or "event of  default"  under any Loan
Document  other  than this  Mortgage,  which  default  is not cured  within  the applicable grace period (if any) provided for in such other Loan Document; or

     (g) Mortgagor  suffers the entry against it of a judgment,  decree or order for relief by a court of competent  jurisdiction  in an  involuntary  proceeding commenced  under any applicable  bankruptcy,  insolvency or other similar law of any  jurisdiction  now or  hereafter  in effect,  including  the  United  States
Bankruptcy  Code,  as from  time  to  time  amended,  or has  such a  proceeding commenced against it which remains undismissed for a period of 30 days; or

     (h) Mortgagor  commences a voluntary case under any applicable  bankruptcy, insolvency  or similar  law now or  hereafter  in effect,  including  the United
States Bankruptcy Code, as from time to time amended, or applies for or consents to the entry of an order for relief in an  involuntary  case under any such law;
or Mortgagor makes a general assignment for the benefit of creditors or fails to pay (or admits in writing its  inability  to pay) its debts as such debts become due; or Mortgagor  takes  corporate or other action in furtherance of any of the foregoing; or

     (i)  Mortgagor  suffers the  appointment  of or taking of  possession  by a receiver,  liquidator,  assignee,  custodian,  trustee,  sequestrator or similar official for a substantial part of its assets or for any part of the Property in a proceeding  brought  against or initiated  by it and (1) such  appointment  or taking is  neither  made  ineffective  nor  discharged  within 30 days after the making of such  appointment  or within 30 days  after such  taking,  or (2) such appointment  or taking is  consented  to,  requested  by,  or  acquiesced  to by
Mortgagor; or

     (j)  Mortgagor  suffers a writ or  warrant  of  attachment  or any  similar process to be issued by any court  against  all or any  substantial  part of its assets or any part of the  Property,  and such writ or warrant of  attachment or any similar  process is not stayed or released within 30 days after the entry or levy thereof or after any stay is vacated or set aside; or

     (k) Any of the events referred to above in subsections (g), (h), (i) or (j)
shall occur with respect to any guarantor of the secured  indebtedness and shall not be remedied  within the  applicable  grace period (if any) set forth in such subsections.

     Section 4.2 Acceleration of Secured Indebtedness.  Upon the occurrence of a
                 ------------------------------------
default  described in subsection (g), (h), (i) or (j) of Section 4.1 above,  all of the secured  indebtedness  shall  thereupon be  immediately  due and payable, without presentment,  demand, protest, notice of protest,  declaration or notice of  acceleration  or intention to accelerate,  putting the Mortgagor in default, dishonor, notice of dishonor or any other notice or declaration of any kind, all of which are  hereby  expressly  waived by  Mortgagor,  and the liens  evidenced hereby  shall be subject to  foreclosure  in any manner  provided  for herein or provided  for by law as Agent may  elect.  During the  continuance  of any other default, Agent at any time and from time to time may without notice to Mortgagor

                                      -21-

or any other person declare any or all of the secured  indebtedness  immediately due and payable and all such secured indebtedness shall thereupon be immediately due and  payable,  without  presentment,  demand,  protest,  notice of  protest, declaration or notice of  acceleration  or intention to accelerate,  putting the
Mortgagor  in  default,  dishonor,  notice of  dishonor  or any other  notice or declaration of any kind, all of which are hereby  expressly waived by Mortgagor, and the liens  evidenced  hereby shall be subject to  foreclosure  in any manner provided for herein or provided for by law as Agent may elect.

     Section 4.3 Pre-Foreclosure  Remedies. Upon the occurrence of a default, or
                 -------------------------
any event or circumstance which, with the lapse of time or the giving of notice, or both,  would  constitute a default  hereunder,  and  following  any period to attempt to cure such default, if any, provided in the Credit Agreement, Agent is
authorized,   prior  or  subsequent  to  the   institution  of  any  foreclosure
proceedings,  to enter  upon the  Property,  or any  part  thereof,  and to take possession of the Property and all books and records  relating  thereto,  and to exercise without  interference from Mortgagor any and all rights which Mortgagor has  with  respect  to the  management,  possession,  operation,  protection  or preservation of the Property. If necessary to obtain the possession provided for above, Agent may invoke any and all remedies to dispossess Mortgagor, including, without limitation, summary proceeding or restraining order, Mortgagor agrees to peacefully  surrender  possession  of the  Property  upon  default.  All  costs, expenses  and  liabilities  of every  character  incurred by Agent in  managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation (which obligation  Mortgagor hereby expressly promises to pay)
owing by Mortgagor  to Agent and shall bear  interest  from date of  expenditure until paid at the rate  described  in Section  2.3  hereof,  all of which  shall constitute  a portion of the secured  indebtedness  and shall be secured by this
Mortgage  and by any other  instrument  securing  the secured  indebtedness.  In connection  with any action taken by Agent  pursuant to this Section 4.3,  AGENT
SHALL NOT BE LIABLE FOR ANY LOSS  SUSTAINED BY MORTGAGOR  RESULTING FROM ANY ACT
OR OMISSION OF AGENT (INCLUDING AGENT'S OWN NEGLIGENCE) IN MANAGING THE PROPERTY
UNLESS  SUCH LOSS IS CAUSED BY THE WILLFUL  MISCONDUCT  OR GROSS  NEGLIGENCE  OF
AGENT, nor shall Agent be obligated to perform or discharge any obligation, duty or liability  of Mortgagor  arising  under any  agreement  forming a part of the
Property  or arising  under any  Permitted  Encumbrance  or  otherwise  arising.
Mortgagor  hereby assents to, ratifies and confirms any and all actions of Agent with respect to the Property taken under this Section 4.3.

     Section 4.4 Foreclosure.
                 -----------

     (a) Upon the  occurrence of a default,  Trustee is authorized and empowered and it shall be Trustee's  special duty at the request of Agent to sell the Deed of Trust Mortgaged Properties, or any part thereof, as an entirety or in parcels as Agent may elect, at such place or places and otherwise in the manner and upon such  notice  as  may be  required  by  law  or,  in  the  absence  of any  such requirement, as Trustee may deem appropriate. If Trustee shall have given notice of sale hereunder,  any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the  successor or  substitute  Trustee  conducting  the sale.

                                      -22-

          A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY
          ----------------------------------------------------------------------
     ALLOW TRUSTEE TO TAKE THE MORTGAGED  PROPERTIES AND SELL THEM WITHOUT GOING
     ---------------------------------------------------------------------------
     TO COURT IN A  FORECLOSURE  ACTION  UPON  DEFAULT BY  MORTGAGOR  UNDER THIS
     ---------------------------------------------------------------------------
     MORTGAGE.
     --------

     (b) Upon the occurrence of a default (i) this Mortgage may be foreclosed as to the Other Mortgaged Properties,  or any part thereof, in any manner permitted by applicable law, or (ii) the Agent may, to the extent  permitted by applicable law, sell the Other Mortgaged Properties, or any part thereof, as an entirety or in  parcels as Agent may elect,  at such  place or places and  otherwise  in the manner and upon such  notice as may be required by law or, in the absence of any such  requirement,  as the  Agent  may  deem  appropriate  (Mortgagor  expressly granting to the Agent the power of sale).

          A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY
          ----------------------------------------------------------------------
     ALLOW AGENT TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM WITHOUT GOING TO
     ---------------------------------------------------------------------------
     COURT  IN A  FORECLOSURE  ACTION  UPON  DEFAULT  BY  MORTGAGOR  UNDER  THIS
     ---------------------------------------------------------------------------
     MORTGAGE.
     --------

     (c) Upon the  occurrence  of a default,  Agent may  exercise  its rights of enforcement with respect to the Collateral under the Uniform  Commercial Code or any other  statute in force in any state to the  extent  the same is  applicable law. Cumulative of the foregoing and the other provisions of this Section 4.4:

          (i) To the extent permitted by law, Agent may enter upon the Mortgaged
     Properties or otherwise upon  Mortgagor's  premises to take  possession of, assemble and collect the Collateral or to render it unusable; and

          (ii) Agent may require  Mortgagor to assemble the  Collateral and make it available at a place Agent  designates  which is mutually  convenient to allow Agent to take possession or dispose of the Collateral; and

          (iii) Written  notice mailed to Mortgagor as provided  herein at least five (5) days prior to the date of public sale of the  Collateral  or prior to the date after which private sale of the  Collateral  will be made shall constitute reasonable notice; and

          (iv) in the  event  of a  foreclosure  of the  liens  and/or  security interests  evidenced hereby, the Collateral,  or any part thereof,  and the
     Mortgaged Properties,  or any part thereof, may, at the option of Agent, be sold, as a whole or in parts,  together or separately  (including,  without limitation,  where a  portion  of the  Mortgaged  Properties  is sold,  the
     Collateral related thereto may be sold in connection therewith); and

          (v) the  expenses of sale  provided for in clause FIRST of Section 4.7 shall include the reasonable  expenses of retaking the  Collateral,  or any part  thereof,  holding the same and  preparing  the same for sale or other disposition; and

                                      -23-

          (vi) should,  under this  subsection,  the  Collateral  be disposed of other than by sale, any proceeds of such disposition shall be treated under
     Section 4.7 as if the same were sales proceeds.

     (d) To the extent  permitted by applicable  law, the sale hereunder of less than the whole of the  Property  shall not  exhaust  the  powers of sale  herein granted or the right to judicial  foreclosure,  and successive sale or sales may be made until the whole of the Property  shall be sold,  and, if the proceeds of such  sale of less  than  the  whole  of the  Property  shall  be less  than the aggregate of the indebtedness  secured hereby and the expense of conducting such sale, this Mortgage and the liens and security  interests hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made; provided, however, that Mortgagor shall never have any right to  require  the sale of less than the whole of the  Property.  In the event any sale  hereunder is not  completed or is defective in the opinion of Agent,  such sale shall not  exhaust  the powers of sale  hereunder  or the right to judicial foreclosure,  and Agent shall have the right to cause a subsequent sale or sales to be made.  Any sale may be  adjourned  by  announcement  at the time and place appointed for such sale without further notice except as may be required by law.
The Trustee or his successor or substitute,  and the Agent acting under power of sale,  may appoint or delegate  any one or more  persons as agent to perform any act or acts  necessary  or incident to any sale held by it  (including,  without limitation,  the  posting  of  notices  and  the  conduct  of  sale),  and  such appointment  need not be in writing or recorded,  Any and all statements of fact or other recitals made in any deed or deeds,  or other  instruments of transfer, given in connection with a sale as to nonpayment of the secured  indebtedness or as to the  occurrence of any default,  or as to all of the secured  indebtedness having been declared to be due and payable,  or as to the request to sell, or as to notice of time,  place and terms of sale and the properties to be sold having been duly given,  or, with respect to any sale by the Trustee,  or any successor or substitute trustee, as to the refusal, failure or inability to act of Trustee or any substitute or successor  trustee or the  appointment of any substitute or successor trustee,  or as to any other act or thing having been duly done, shall be taken as prima  facie  evidence  of the  truth  of the  facts so  stated  and recited.  Notwithstanding  any  reference  herein  to the  Notes  or the  Credit
Agreement or any other Loan  Document,  all persons  dealing with the  Mortgaged
Properties  shall be entitled to rely on any document,  or  certificate,  of the
Agent as to the occurrence of an event,  such as an Event of Default,  and shall not be charged with or forced to review any  provision of any other  document to determine the accuracy thereof.  With respect to any sale held in foreclosure of the liens and/or security  interests  covered hereby,  it shall not be necessary for the Trustee,  Agent,  any public officer acting under  execution or order of the court or any other party to have  physically  present or  constructively  in his/her  or its  possession,  either at the time of or prior to such  sale,  the
Property or any part thereof.

     Section  4.5  Effective  as  Mortgage.  As to the Deed of  Trust  Mortgaged
                   -----------------------
Properties,  this instrument  shall be effective as a mortgage as well as a deed of trust and upon the  occurrence  of a default may be foreclosed as to the Deed of Trust Mortgaged  Properties,  or any portion thereof, in any manner permitted by  applicable  law,  and any  foreclosure  suit may be brought by Trustee or by
Agent.  To the  extent,  if any,  required  to cause  this  instrument  to be so effective as a mortgage as well as a deed of trust,  Mortgagor  hereby mortgages the Deed of Trust  Mortgaged  Properties  to Agent.  In the event a  foreclosure hereunder as to the Deed of Trust  Mortgaged  Properties,  or any part  thereof, shall be commenced by Trustee, or his substitute or successor,  Agent may at any time before the sale of such properties  direct Trustee to abandon the sale, and

                                      -24-

may  then  institute  suit  for  the  foreclosure  of this  Mortgage  as to such properties.  It is  agreed  that  if  Agent  should  institute  a suit  for  the foreclosure of this Mortgage,  Agent may at any time before the entry of a final judgment in said suit dismiss the same, and require  Trustee,  its substitute or successor, to sell the Deed of Trust Mortgaged Properties,  or any part thereof, in accordance with the provisions of this Mortgage.

     Section 4.6 Receiver.  In addition to all other  remedies  herein  provided
                 --------
for,  Mortgagor  agrees that,  upon the  occurrence of a default or any event or circumstance  which,  with the lapse of time or the giving of  notice,  or both, would  constitute  a  default  hereunder,  Agent  shall as a matter  of right be entitled to the  appointment  of a receiver or receivers  for all or any part of the  Property,  whether  such  receivership  be incident to a proposed  sale (or sales) of such  property or  otherwise,  and without  regard to the value of the
Property or the solvency of any person or persons  liable for the payment of the
indebtedness   secured  hereby,   and  Mortgagor  does  hereby  consent  to  the
appointment  of such receiver or receivers,  waives any and all defenses to such appointment,  and agrees not to oppose any  application  therefor by Agent,  and agrees that such appointment  shall in no manner impair,  prejudice or otherwise affect the rights of Agent under Article III hereof.  Mortgagor expressly waives notice of a hearing for  appointment of a receiver and the necessity for bond or an  accounting  by the  receiver.  Nothing  herein is to be construed to deprive
Agent or any  Lender  of any other  right,  remedy  or  privilege  it may now or hereafter have under the law to have a receiver appointed. Any money advanced by
Agent in  connection  with any such  receivership  shall be a demand  obligation
(which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Agent and shall bear  interest,  from the date of making such  advancement by
Agent until paid, at the rate described in Section 2.3 hereof.

     Section  4.7  Proceeds  of  Foreclosure.  The  proceeds of any sale held in
                   -------------------------
foreclosure of the liens and/or  security  interests  evidenced  hereby shall be applied:

          FIRST, to the payment of all necessary costs and expenses  incident to
          -----
     such  foreclosure  sale,  including  but not limited to all court costs and charges of every character in the event  foreclosed by suit or any judicial proceeding and including but not limited to a reasonable fee to the Trustee if such sale was made by the Trustee acting under the provisions of Section
     4.4(a) and including but not limited to the compensation of the keeper,  if any;

          SECOND,  to  the  payment  of  the  secured  indebtedness   (including
          ------
     specifically without limitation the principal, interest and attorneys' fees due and unpaid on the Notes and the  amounts  due and unpaid and owed under this Mortgage) in such manner and order as Agent may elect; and

          THIRD,  the  remainder,  if any  there  shall  be,  shall  be  paid to
          -----
     Mortgagor, or to Mortgagor's heirs, devisees,  representatives,  successors or assigns, or such other persons as may be entitled thereto by law.

     Section 4.8 Lender as Purchaser.  Any Lender shall have the right to become
                 -------------------
the  purchaser  at any sale held in  foreclosure  of the liens  and/or  security interests  evidenced  hereby,  and any Lender  purchasing at any such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the secured indebtedness owing to such Lender, or

                                      -25-

if such  Lender  holds  less  than all of such  indebtedness,  the pro rata part thereof  owing to such Lender,  accounting  to all other  Lenders not joining in such  bid in cash for the  portion  of such  bid or bids  apportionable  to such non-bidding Lender or Lenders.

     Section  4.9  Foreclosure  as to Matured  Debt.  Upon the  occurrence  of a
                   --------------------------------
default,  Agent shall have the right to proceed  with  foreclosure  of the liens and/or security interests  evidenced hereby without declaring the entire secured indebtedness  due,  and in such  event,  any such  foreclosure  sale may be made subject to the unmatured part of the secured  indebtedness  and shall not in any manner affect the  unmatured  part of the secured  indebtedness,  but as to such unmatured  part,  this  Mortgage  shall  remain in full force and effect just as though no sale had been  made.  The  proceeds  of such sale  shall be applied as provided in Section 4.7 except that the amount paid under clause SECOND  thereof shall be only the matured portion of the secured  indebtedness  and any proceeds of such  sale in excess  of those  provided  for in  clauses  FIRST  and  SECOND
(modified as provided  above) shall be applied as provided in clause  SECOND AND
THIRD of  Section  3.4  hereof.  Several  sales  may be made  hereunder  without exhausting the right of sale for any unmatured part of the secured indebtedness.

     Section 4.10  Remedies  Cumulative.  All remedies  herein  provided for are
                   --------------------
cumulative of each other and of all other remedies  existing at law or in equity and are cumulative of any and all other remedies  provided for in any other Loan
Document, and, in addition to the remedies herein provided, there shall continue to be available all such other remedies as may now or hereafter  exist at law or in equity for the collection of the secured  indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and/or security  interests evidenced  hereby,  and the resort to any remedy provided for hereunder or under any such  other Loan  Document  or  provided  for by law shall not  prevent  the concurrent or subsequent employment of any other appropriate remedy or remedies.

     Section 4.11  Discretion  as to Security.  Agent may resort to any security
                   --------------------------
given by this Mortgage or to any other security now existing or hereafter  given to secure the payment of the secured  indebtedness,  in whole or in part, and in such  portions  and in such  order  as may  seem  best to  Agent in its sole and uncontrolled discretion,  and any such action shall not in any way be considered as a  waiver  of  any of the  rights,  benefits,  liens  or  security  interests evidenced by this Mortgage.

     Section  4.12  Mortgagor's  Waiver of Certain  Rights.  To the full  extent
                    --------------------------------------
Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead,  claim or take the benefit or advantage of any law now or hereafter
in  force  providing  for  any  appraisement,   valuation,  stay,  extension  or
redemption,   and  Mortgagor,   for  Mortgagor,   Mortgagor's  heirs,  devisees,
representatives,  successors  and  assigns,  and for any  and all  persons  ever claiming any interest in the  Property,  to the extent  permitted by  applicable law, hereby waives and releases all rights of appraisement,  valuation,  stay of execution, redemption, notice of intention to mature or declare due the whole of the secured indebtedness,  notice of election to mature or declare due the whole of the  secured  indebtedness  and all  rights  to a  marshaling  of  assets  of
Mortgagor,  including the Property,  or to a sale in inverse order of alienation in the  event of  foreclosure  of the liens  and/or  security  interests  hereby created.  Mortgagor shall not have or assert any right under any statute or rule of law  pertaining  to the  marshaling  of  assets,  sale in  inverse  order  of alienation,  the  exemption  of  homestead,  the  administration  of  estates of

                                      -26-

decedents, or other matters whatever to defeat, reduce or affect the right under the terms of this  Mortgage to a sale of the Property for the  collection of the secured  indebtedness  without any prior or different resort for collection,  or the  right  under the  terms of this  Mortgage  to the  payment  of the  secured indebtedness  out of the proceeds of sale of the Properly in preference to every other  claimant  whatever.  If any law  referred  to in this  section and now in force,  of which  Mortgagor or  Mortgagor's  heirs,  devisees,  representatives, successors  or  assigns  or any  other  persons  claiming  any  interest  in the
Mortgaged  Properties  or the  Collateral  might  take  advantage  despite  this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.

     Section 4.13 Mortgagor as Tenant Post-Foreclosure.  In the event there is a
                  ------------------------------------
foreclosure sale hereunder and at the time of such sale Mortgagor or Mortgagor's heirs,  devisees,  representatives,  successors  or assigns or any other persons claiming  any  interest  in the  Property  by,  through or under  Mortgagor  are occupying  or using  the  Property,  or any  part  thereof,  each and all  shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a  tenancy  from day to day,  terminable  at the will of either  landlord  or tenant,  at a  reasonable  rental per day based  upon the value of the  property occupied,  such rental to be due daily to the purchaser. To the extent permitted by  applicable  law,  the  purchaser  at such sale  shall,  notwithstanding  any language  herein  apparently  to the  contrary,  have the sole  option to demand immediate  possession following the sale or to permit the occupants to remain as tenants at will.  In the event the tenant fails to surrender  possession of said property upon demand,  the purchaser shall be entitled to institute and maintain a summary  action for possession of the property (such as an action for forcible entry and detainer) in any court having jurisdiction.

                                   ARTICLE V.

                                  Miscellaneous
                                  -------------

     Section  5.1  Scope of  Mortgage.  This  Mortgage  is a deed of  trust  and
                   ------------------
mortgage  of both  real/immovable  and  personal/movable  property,  a  security agreement, a financing statement and an assignment, and also covers proceeds and fixtures.

     Section 5.2 Effective as a Financing Statement.  This Mortgage, among other
                 ----------------------------------
things,  covers  goods which are or are to become  fixtures  related to the real property  described herein,  and covers  as-extracted  collateral related to the real property described herein.  This Mortgage shall be effective as a financing statement  (i) filed as a fixture  filing with respect to all fixtures  included within the Property,  (ii) covering as-extracted  collateral with respect to all
as-extracted  collateral  included  within  the  Property  (including,   without
limitation, all oil, gas, other minerals and other substances of value which may be  extracted  from the earth and all  accounts  arising  out of the sale at the wellhead or minehead  thereof),  and (iii)  covering  all other  Property.  This
Mortgage  is to be filed for record in the  real/immovable  property  records of each county where any part of the Mortgaged Properties is situated or which lies shoreward of any Mortgaged Property, and may also be filed in the offices of the
Bureau of Land Management,  the Minerals  Management  Service,  the General Land
Office or any relevant federal,  state, local or tribal agency (or any successor agencies).  The mailing  address of Mortgagor  is the address of  Mortgagor  set forth  at the  end of  this  Mortgage  and  the  address  of  Agent  from  which information  concerning the security interests  hereunder may be obtained is the address of Agent set forth at the end of this  Mortgage.  Nothing  contained  in

                                      -27-

this  paragraph  shall be construed to limit the scope of this  Mortgage nor its effectiveness as a financing statement covering any type of Property.

     Section 5.3 Reproduction of Mortgage as Financing Statement;  Authorization
                 ---------------------------------------------------------------
to  File.  A  carbon,  photographic,  facsimile  or other  reproduction  of this
--------
Mortgage  or of any  financing  statement  relating  to this  Mortgage  shall be sufficient as a financing statement for any purpose.  Without limiting any other provision  herein,  Mortgagor hereby  authorizes Agent to file, in any filing or
recording  office,  one  or  more  financing   statements  and  any  renewal  or
continuation  statements thereof,  describing the Property,  including,  without limitation,  a  financing  statement  covering  "all  assets of  Mortgagor,  all proceeds therefrom and all rights and privileges with respect thereto."

     Section  5.4  Notice to  Account  Debtors.  In  addition  to,  but  without
                   ---------------------------
limitation of, the rights granted in Article III hereof,  Agent may, at any time after a default has occurred that is continuing,  notify the account  debtors or obligors  of any  accounts,  chattel  paper,  negotiable  instruments  or  other evidences of indebtedness included in the Collateral to pay Agent directly.

     Section 5.5 Waivers. Agent may at any time and from time to time in writing
                 -------
waive  compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner  specified in such writing,  or consent to  Mortgagor's doing  any act  which  hereunder  Mortgagor  is  prohibited  from  doing,  or to
Mortgagor's  failing to do any act which hereunder  Mortgagor is required to do, to the extent and in the manner  specified in such writing,  or release any part of the Property or any interest therein or any Production Proceeds from the lien and  security  interest of this  Mortgage,  without the joinder of Trustee.  Any party liable, either directly or indirectly, for the secured indebtedness or for any covenant  herein or in any other Loan  Document may be released  from all or any part of such obligations without impairing or releasing the liability of any other party. No such act shall in any way impair any rights or powers  hereunder except to the extent specifically agreed to in such writing.

     Section 5.6 No  Impairment  of Security.  The lien,  security  interest and
                 ---------------------------
other  security  rights  hereunder  shall  not be  impaired  by any  indulgence, moratorium or release which may be granted,  including,  but not limited to, any renewal,  extension  or  modification  which may be granted  with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange  or  substitution  which  maybe  granted  in  respect  of the  Property
(including without limitation Production  Proceeds),  or any part thereof or any interest  therein,  or any  release  or  indulgence  granted  to  any  endorser, guarantor or surety of any secured indebtedness.

     Section 5.7 Acts Not Constituting Waiver. Any default may be waived without
                 ----------------------------
waiving  any other  prior or  subsequent  default.  Any  default may be remedied without waiving the default remedied.  Neither failure to exercise, nor delay in exercising,  any right, power or remedy upon any default shall be construed as a waiver of such  default or as a waiver of the right to exercise  any such right, power or remedy at a later  date.  No single or partial  exercise  of any right, power or remedy  hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time,  No  modification  or waiver of any

                                      -28-

provision  hereof nor consent to any departure by Mortgagor  therefrom  shall in any event be  effective  unless the same shall be in writing and signed by Agent and then  such  waiver  or  consent  shall  be  effective  only in the  specific instances,  for the purpose for which given and to the extent therein specified.
No  notice to nor  demand  on  Mortgagor  in any case  shall of  itself  entitle
Mortgagor  to any  other  or  further  notice  or  demand  in  similar  or other circumstances.  Acceptance of any payment in an amount less than the amount then due on any secured  indebtedness  shall be deemed an  acceptance on account only and shall not in any way excuse the existence of a default hereunder.

     Section  5.8  Mortgagor's  Successors.  In the event the  ownership  of the
                   -----------------------
Property or any part thereof  becomes  vested in a person other than  Mortgagor, then, without notice to Mortgagor,  such successor or successors in interest may be dealt with, with reference to this Mortgage and to the  indebtedness  secured hereby,  in the same manner as with  Mortgagor,  without in any way vitiating or
discharging   Mortgagor's   liability  hereunder  or  for  the  payment  of  the
indebtedness  or performance of the obligations  secured hereby.  No transfer of the Property,  no  forbearance,  and no extension of the time for the payment of the  indebtedness  secured hereby shall operate to release,  discharge,  modify, change or affect,  in whole or in part, the liability of Mortgagor  hereunder or for the payment of the  indebtedness or performance of the  obligations  secured hereby or the liability of any other person  hereunder or for the payment of the indebtedness secured hereby.

     Section 5.9 Place of Payment.  All secured  indebtedness which may be owing
                 ----------------
hereunder at any time by Mortgagor  shall be payable at the place  designated in the Credit Agreement (or if no such designation is made, at the address of Agent indicated  at the end of this  Mortgage),  or at such  other  place as Agent may designate in writing.

     Section 5.10  Subrogation to Existing Liens. To the extent that proceeds of
                   -----------------------------
the Notes are used to pay indebtedness secured by any outstanding lien, security interest,  charge or prior encumbrance against the Property,  such proceeds have been advanced at  Mortgagor's  request,  and the party or parties  advancing the same shall be  subrogated  to any and all rights,  security  interests and liens owned by any owner or  holder of such  outstanding  liens,  security  interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances  are released,  and it is expressly  understood that, in consideration of the payment of such  indebtedness,  Mortgagor hereby waives and releases  all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

     Section 5.11 Application of Payments to Certain  Indebtedness.  If any part
                  ------------------------------------------------
of the secured  indebtedness  cannot be lawfully  secured by this Mortgage or if any part of the  Property  cannot be lawfully  subject to the lien and  security interest hereof to the full extent of such indebtedness,  then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

     Section 5.12  Compliance  With Usury Laws.  It is the intent of  Mortgagor,
                   ---------------------------
Lender  and all  other  parties  to the Loan  Documents  to  contract  in strict compliance with applicable usury law from time to time in effect. In furtherance thereof,  it is  stipulated  and  agreed  that none of the terms and  provisions contained  herein or in the other  Loan  Documents  shall ever be  construed  to create a  contract  to pay,  for the use,  forbearance  or  detention  of money,

                                      -29-

interest in excess of the maximum amount of interest  permitted to be charged by applicable law from time to time in effect.

     Section 5.13 Substitute Trustee. The Trustee may resign by an instrument in
                  ------------------
writing  addressed  to Agent,  or  Trustee  may be  removed  at any time with or without  cause by an  instrument  in writing  executed by Agent.  In case of the death,  resignation,  removal,  or  disqualification  of Trustee,  or if for any reason  Agent  shall deem it  desirable  to appoint a  substitute  or  successor trustee  to act  instead  of the  herein  named  trustee  or any  substitute  or successor trustee,  then Agent shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than  appointment and designation in writing executed by Agent and the authority  hereby  conferred  shall extend to the appointment of other successor and substitute trustees  successively until the indebtedness  secured hereby has been paid in full,  or until the  Property is sold  hereunder.  In the event the secured  indebtedness is owned by more than one person or entity,  the holder or holders of not less than a majority  in the  amount of such  indebtedness  shall also have the right and  authority  to make the  appointment  of a successor  or substitute  trustee  as  provided  for in the  preceding  sentence  or to remove
Trustee as provided in the first sentence of this section,  Such appointment and designation  by Agent shall be full  evidence of the right and authority to make the  same and of all  facts  therein  recited.  If  Agent  is a  corporation  or association and such appointment is executed in its behalf by an officer of such corporation or association,  such appointment shall be conclusively  presumed to be executed with  authority and shall be valid and  sufficient  without proof of any action by the board of directors or any superior  officer of the corporation
or  association.   Agent  may  act  through  an  agent  or  attorney-in-fact  in substituting trustees.  Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Deed of Trust Mortgaged Properties shall vest in the named  successor or substitute  Trustee and such  successor or substitute shall thereupon succeed to, and shall hold, possess and execute,  all the rights,  powers,  privileges,  immunities  and duties herein  conferred upon
Trustee; but nevertheless, upon the written request of Agent or of the successor or substitute  Trustee,  the Trustee ceasing to act shall execute and deliver an instrument  transferring  to such  successor  or  substitute  Trustee all of the estate and title in the Deed of Trust  Mortgaged  Properties  of the  Trustee so
ceasing to act, together with all the rights, powers, privileges, immunities and duties herein  conferred upon the Trustee,  and shall duly assign,  transfer and deliver any of the properties and moneys held by said Trustee  hereunder to said successor or  substitute  Trustee.  All  references  herein to Trustee  shall be deemed to refer to Trustee (including any successor or substitute  appointed and designated as herein provided) from time to time acting hereunder.

     Section 5.14 No Liability for Trustee.  THE TRUSTEE SHALL NOT BE LIABLE FOR
                  ------------------------
ANY ERROR OF  JUDGMENT  OR ACT DONE BY TRUSTEE IN GOOD  FAITH,  OR BE  OTHERWISE
RESPONSIBLE  OR  ACCOUNTABLE  UNDER  ANY  CIRCUMSTANCES  WHATSOEVER  (INCLUDING,
WITHOUT  LIMITATION,  THE  TRUSTEE'S  NEGLIGENCE),  EXCEPT FOR  TRUSTEE'S  GROSS
NEGLIGENCE  OR WILLFUL  MISCONDUCT.  The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or  proposed to be taken by the  Trustee  hereunder,  believed by the Trustee in good faith to be genuine.  All moneys  received by Trustee shall,  until used or applied as herein  provided,  be held in trust for the  purposes  for which they were  received,  but need not be  segregated in any manner from any other moneys
(except to the extent  required by law), and Trustee shall be under no liability

                                      -30-

for interest on any moneys received by him hereunder.  Mortgagor hereby ratifies and confirms any and all acts which the herein named Trustee or its successor or successors,  substitute  or  substitutes,  shall do lawfully  by virtue  hereof.
Mortgagor  will reimburse  Trustee for, and indemnify and save Trustee  harmless against, any and all liability and expenses (including attorneys fees) which may be  incurred  by  Trustee  in the  performance  of  his  duties.  The  foregoing
indemnities  shall  not  terminate  upon  the  release,   foreclosure  or  other
termination of this Mortgage but will survive such release,  termination  and/or foreclosure  of this  Mortgage,  or conveyance in lieu of  foreclosure,  and the repayment  of the secured  indebtedness  and the  discharge  and release of this
Mortgage  and  the  other  documents  evidencing  and/or  securing  the  secured indebtedness. Any amount to be paid hereunder by Mortgagor to Trustee shall be a demand  obligation  owing by  Mortgagor  to Trustee  and shall be subject to and covered by the provisions of Section 2.3 hereof.

     Section  5.15 Release of Mortgage.  If all of the secured  indebtedness  be
                   -------------------
paid as the same becomes due and payable,  all other  requirements of the Credit
Agreement are satisfied and all of the covenants,  warranties,  undertakings and agreements  made in this  Mortgage  are kept and  performed,  and if neither the
Mortgagor  nor any Lender is bound to the other or to any third person to permit any obligation or secured indebtedness to be incurred then or thereafter,  then, upon sixty (60) days prior written  notice (or such lesser number of days as may be mandated by applicable  law), the Mortgagor may request that this Mortgage be terminated.  Upon such  termination  the  Mortgagor  may further  request that a written act of release of this Mortgage be provided  (except this Mortgage shall be reinstated to the extent expressly  provided  herein,  and will continue with respect to indemnification  and other rights which are to continue following the release hereof).  Agent agrees to deliver such an act of release (subject to the foregoing  limitation),  all at the cost and  expense of the  Mortgagor,  within thirty (30) days (or such lesser number of days as may be mandated by applicable law) of receiving such request unless Agent in good faith,  has cause to believe
that   Mortgagor  is  not   entitled  to  a   termination   of  this   Mortgage.
Notwithstanding  the  foregoing,  it  is  understood  and  agreed  that  certain indemnifications,  and other  rights,  which  are  provided  herein to  continue following the release  hereof,  shall  continue in effect  notwithstanding  such release;  and  provided  that if any  payment  to Lender,  or Agent,  is held to constitute a preference or a voidable transfer under applicable state or federal laws or if for any other  reason  Lender,  or Agent,  is required to refund such payment to the payor  thereof or to pay the amount  thereof to any third  party, this Mortgage shall be reinstated to the extent of such payment or payments.

     Section 5.16 Notices. All notices,  requests,  consents,  demands and other
                  -------
communications  required or permitted hereunder shall be in writing and shall be deemed  sufficiently  given or furnished if delivered by personal  delivery,  by telecopy,  by delivery  service  with proof of  delivery,  or by  registered  or certified United States mail, postage prepaid, at the addresses specified at the end of this Mortgage  (unless  changed by similar notice in writing given by the
particular  party  whose  address  is  to  be  changed).   Any  such  notice  or
communication  shall be deemed to have  been  given (a) in the case of  personal delivery or delivery service,  as of the date of first attempted delivery at the address and in the manner  provided  herein,  (b) in the case of telecopy,  upon receipt,  and (c) in the case of  registered  or certified  United  States mail, three days after deposit in the mail. Notwithstanding the foregoing, or anything else in the Loan Documents which may appear to the contrary, any notice given in connection  with a foreclosure of the liens and/or  security  interests  created hereunder,  or otherwise in connection with the exercise by Agent, any Lender or

                                      -31-

Trustee of their  respective  rights hereunder or under any other Loan Document, which is given in a manner permitted by applicable law shall  constitute  proper notice; without limitation of the foregoing,  notice given in a form required or permitted  by statute  shall (as to the  portion of the  Property  to which such statute is applicable) constitute proper notice.

     Section 5.17 Invalidity of Certain  Provisions.  A  determination  that any
                  ---------------------------------
provision  of this  Mortgage is  unenforceable  or invalid  shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or  circumstance  is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     Section  5.18 Gender;  Titles.  Within this  Mortgage,  words of any gender
                   ---------------
shall be held and  construed  to  include  any  other  gender,  and words in the singular  number shall be held and  construed to include the plural,  unless the
context   otherwise   requires.   Titles  appearing  at  the  beginning  of  any
subdivisions hereof are for convenience only, do not constitute any part of such subdivisions,  and shall be disregarded in construing the language  contained in such subdivisions.

     Section  5.19  Recording.  Mortgagor  will  cause  this  Mortgage  and  all
                    ---------
amendments and supplements thereto and substitutions  therefor and all financing statements and continuation  statements relating thereto to be recorded,  filed, re-recorded  and  refiled in such  manner and in such places as Trustee or Agent shall reasonably request and will pay all such recording,  filing,  re-recording and refiling taxes, fees and other charges.

     Section 5.20 Reporting Compliance.  Mortgagor agrees to comply with any and
                  --------------------
all reporting requirements  applicable to the transaction evidenced by the Notes and secured by this Mortgage which are set forth in any law, statute, ordinance, rule,  regulation,  order or determination of any  governmental  authority,  and further  agrees  upon  request of Agent to furnish  Agent with  evidence of such compliance.

     Section 5.21 Certain Consents.  Except where otherwise  expressly  provided
                  ----------------
herein, in any instance hereunder where the approval, consent or the exercise of judgment  of Agent or any Lender is  required,  the  granting  or denial of such approval or consent and the exercise of such  judgment  shall be within the sole discretion  of such party,  and such party  shall not,  for any reason or to any extent,  be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or the judgment of such party.

     Section 5.22 Certain Obligations of Mortgagor. Without limiting Mortgagor's
                  --------------------------------
obligations  hereunder,  Mortgagor's  liability  hereunder and the  indebtedness secured hereby shall extend to and include all post petition interest, expenses, and other  duties  and  liabilities  with  respect  to  Mortgagor's  obligations hereunder  which  would  be  owed  but  for  the  fact  that  the  same  may  be unenforceable  due to the existence of a bankruptcy,  reorganization  or similar proceeding.

     Section 5.23 Authority of Agent.  The persons  constituting  Lender may, by
                  ------------------
agreement  among  them,  provide  for and  regulate  the  exercise of rights and remedies  hereunder,  but,  unless and until modified to the contrary in writing signed by all such persons and recorded in the same counties as this Mortgage is recorded,  (i) all persons  other than  Mortgagor  and its  affiliates  shall be

                                      -32-

entitled to rely on the releases,  waivers, consents,  approvals,  notifications and other acts  (including,  without  limitation,  appointment  of substitute or successor trustee, or trustees,  hereunder and the bidding in of all or any part of the secured indebtedness held by any one or more Lenders, whether the same be conducted  under the provisions  hereof or otherwise) of Agent,  without inquiry into any such agreements or the existence of required consent or approval of any persons  constituting  Lender and  without  the  joinder of any party other than
Agent in such releases,  waivers,  consents,  approvals,  notifications or other acts and (ii) all notices, requests,  consents, demands and other communications required or permitted to be given hereunder may be given to Agent.

     Section  5.24  Counterparts.  This  Mortgage  may be  executed  in  several
                    ------------
counterparts,  all of  which  are  identical,  except  that,  (a) to  facilitate recordation,  certain  counterparts  hereof  may  include  only that  portion of
Exhibit A which contains descriptions of the properties located in (or otherwise subject  to the  recording  or filing  requirements  and/or  protections  of the recording or filing acts or regulations of) the recording  jurisdiction in which the particular  counterpart  is to be recorded,  and other portions of Exhibit A shall be included in such  counterparts  by reference only and (b) Schedule I is attached only to the master  counterparts hereof being retained by Mortgagor and
Agent.

     Section 5.25 Multiple Parties  Constituting  Mortgagor.  Unless the context
                  -----------------------------------------
clearly  indicates  otherwise,  as used in this Mortgage,  "Mortgagor" means the
Mortgagors  named in  Section  1.1  hereof or any of them.  The  obligations  of
Mortgagor hereunder shall be joint and several.

     Section 5.26  Successors  and Assigns.  The terms,  provisions,  covenants,
                   -----------------------
representations,  indemnifications  and conditions  hereof shall be binding upon
Mortgagor,  and the successors and assigns of Mortgagor,  and shall inure to the benefit  of  Agent,  Trustee  and each  person  constituting  Lender  and  their respective  successors and assigns,  and shall constitute covenants running with the  Mortgaged  Properties.  Should  the  agency  under  which  Agent  serves be terminated,  or otherwise  cease to exist,  Lenders  (including  the  respective successors and assigns of each person constituting Lender named herein) shall be deemed to be the  successors  to  Agent.  All  references  in this  Mortgage  to
Mortgagor,  Agent,  Trustee  or  Lenders  shall be  deemed to  include  all such successors and assigns.

     Section 5.27 FINAL  AGREEMENT OF THE  PARTIES.  THE WRITTEN LOAN  DOCUMENTS
                  --------------------------------------------------------------
REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY
--------------------------------------------------------------------------------
EVIDENCE  OF  PRIOR.  CONTEMPORANEOUS.  OR  SUBSEQUENT  ORAL  AGREEMENTS  OF THE
--------------------------------------------------------------------------------
PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
-------------------------------------------------------------------

     Section 5.28 CHOICE OF LAW.  WITHOUT  REGARD TO  PRINCIPLES OF CONFLICTS OF
                  -------------
LAW,  THIS  MORTGAGE  SHALL BE  CONSTRUED  AND ENFORCED IN  ACCORDANCE  WITH AND
GOVERNED BY THE LAWS OF THE STATE OF TEXAS  APPLICABLE TO CONTRACTS  MADE AND TO
BE  PERFORMED  ENTIRELY  WITHIN SUCH STATE AND THE LAWS OF THE UNITED  STATES OF
AMERICA, EXCEPT THAT TO THE EXTENT THAT THE LAW OF A STATE IN WHICH A PORTION OF

                                      -33-

THE  PROPERTY IS LOCATED (OR WHICH IS OTHERWISE  APPLICABLE  TO A PORTION OF THE
PROPERTY)  NECESSARILY  OR,  IN THE SOLE  DISCRETION  OF  LENDER,  APPROPRIATELY
GOVERNS WITH  RESPECT TO  PROCEDURAL  AND  SUBSTANTIVE  MATTERS  RELATING TO THE
CREATION,  PERFECTION AND ENFORCEMENT OF THE LIENS, SECURITY INTERESTS AND OTHER
RIGHTS AND REMEDIES OF THE TRUSTEE OR THE LENDER GRANTED HEREIN, THE LAW OF SUCH
STATE SHALL  APPLY AS TO THAT  PORTION OF THE  PROPERTY  LOCATED IN (OR WHICH IS
OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE.

     Section 5.29  Reliance on  Certificate  or  Statement  of Agent.  All third
                   -------------------------------------------------
parties  may  rely  upon a  certificate  or  statement  of the  Agent  as to the occurrence of any act or event, including, but not limited to, the occurrence of a default  hereunder,  or the occurrence of an Event of Default under the Credit
Agreement.

                         [Signatures begin on next page]

                                      -34-

     EXECUTED  this 16th day of April,  2003, to be  effective,  however,  as of
April 16th, 2003.

                                       ST. MARY LAND & EXPLORATION
                                       COMPANY

                                       By:   /s/ MILAM RANDOLPH PHARO
                                            ------------------------------------
                                            Milam Randolph Pharo
                                            Vice President - Land & Legal

The address and tax identification number of Parent are:
1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer I.D. No. 41-05 18430

The  address of Agent is:
201 South College Street
8th Floor NC 0680
Charlotte, NC 28288

The addresses of Trustees are:
Jay Chernosky
1001 Fannin Street, Suite 2255
Houston, Texas 77002

The First American Title Company of Utah
3300 East 400 South
Salt Lake City, Utah 84111

This instrument prepared by:
Craig W. Murray
Vinson & Elkins L.L.P.
1001 Fannin, Suite 2300
Houston, TX  77002

                                      -35-

STATE OF COLORADO                 ss.
                                  ss.
COUNTY OF DENVER                  ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify that, on this 16th day of April,  2003,  THERE personally  appeared before me: Milam Randolph Pharo,  the Vice President - Land
& Legal of St. Mary Land &  Exploration Company, a Delaware corporation, known to me to be such officer,  such corporation being a party to the foregoing instrument.

COLORADO,           The foregoing instrument was  acknowledged before me on this
NEVADA and          day, by  such  person, the  above  designated officer of the
SOUTH DAKOTA        corporation   specified  following  such person's  name,  on
                    behalf of said corporation.

                    On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing  document as the above designated  officer of the corporation  specified  following such person's  name,  who signed said document  before me in the presence of the two  witnesses,  whose names are thereto subscribed  as  such,  being  competent  witnesses,  and who acknowledged,  in my  presence  and in the  presence of said witnesses,  that he signed the above and foregoing  document as his own free act and deed on behalf  of such  corporation by authority  of its board of directors  and as the free act and deed of such  corporation  and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of Denver, Denver County, Colorado on the day and year first above written.
                                /s/ JAMES C. ROBERTSON
                             ---------------------------------------------------
                             NOTARY PUBLIC, in and for the State of Colorado

                             James C. Robertson
My commission expires:       (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -36-

     EXECUTED  this 16th day of April,  2003, to be  effective,  however,  as of
April 16th, 2003.

                                       ST. MARY ENERGY COMPANY

                                       By:  /s/ MILAM RANDOLPH PHARO
                                            ------------------------------------
                                            Milam Randolph Pharo
                                            Vice President - Land & Legal

The address and tax identification number of Energy are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 76-0554924

STATE OF COLORADO           ss.
                            ss.
COUNTY OF DENVER            ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16th day of April,  2003, there personally  appeared before me: Milam Randolph Pharo,  the Vice President - Land
& Legal of St. Mary Energy Company, a Delaware  corporation,  known to me to be such officer, such corporation being a party to the foregoing instrument.

COLORADO,           The foregoing instrument  was acknowledged before me on this
NEVADA and          day, by such  person, the  above designated  officer of  the
SOUTH DAKOTA        corporation  specified  following  such  person's  name,  on behalf of said corporation.

                    On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing  document as the above designated  officer of the corporation  specified  following such person's  name,  who signed said document  before me in the presence of the two  witnesses,  whose names are thereto subscribed  as  such,  being  competent  witnesses,  and who acknowledged,  in my  presence  and in the  presence of said witnesses,  that he signed the above and foregoing  document as his own free act and deed on behalf  of such  corporation by authority  of its board of directors  and as the free act and deed of such  corporation  and for the uses and purposes

                                      -38-

                    therein set forth and apparent.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of Denver, Denver County, Colorado on the day and year first above written.
                                /s/ JAMES C. ROBERTSON
                               -------------------------------------------------
                               NOTARY PUBLIC, in and for the State of Colorado

                               James C. Robertson
My commission expires:         (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -38-

     EXECUTED  this 16th day of April,  2003, to be  effective,  however,  as of
April 16th, 2003.

                                       NANCE PETROLEUM CORPORATION

                                       By:  /s/ ROBERT T. HANLEY
                                           -------------------------------------
                                            Robert T. Hanley
                                            Vice President and Treasurer

The address and tax identification number of Nance are:

550 North 31st Street, Suite 500
Billings, Montana 59101
(Yellowstone County)
Taxpayer I.D. No. 8 1-0309883

STATE OF COLORADO               ss.
                                ss.
COUNTY OF DENVER                ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16th day of April,  2003, there personally  appeared  before  me:  Robert  T.  Hanley,  the Vice  President  and
Treasurer of Nance Petroleum Corporation, a Montana corporation,  known to me to be such officer, such corporation being a party to the foregoing instrument.

COLORADO,           The foregoing  instrument was acknowledged before me on this
NEVADA and          day, by  such person, the above  designated  officer  of the
SOUTH DAKOTA        corporation   specified  following  such  person's  name, on
                    behalf of said corporation.

                    On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing  document as the above designated  officer of the corporation  specified  following such person's  name,  who signed said document  before me in the presence of the two  witnesses,  whose names are thereto subscribed  as  such,  being  competent  witnesses,  and who acknowledged,  in my  presence  and in the  presence of said witnesses,  that he signed the above and foregoing  document as his own free act and deed on behalf  of such  corporation by authority  of its board of directors  and as the free act

                                      -39-

                    and deed of such  corporation  and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF.  I have  hereunto set my hand and official seal in the
City of  Denver,  Denver  County,  Colorado,  on the day and  year  first  above written.
                                  /s/ JAMES C. ROBERTSON
                                ------------------------------------------------
                                NOTARY PUBLIC, in and for the State of Colorado

                                James C. Robertson
My commission expires:           (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -40-

     EXECUTED  this 16th day of April,  2003, to be  effective,  however,  as of
April 16th, 2003.

                                       ST. MARY MINERALS INC.

                                       By:   /s/ RICHARD C. NORRIS
                                            ------------------------------------
                                            Richard C. Norris
                                            Vice President - Finance

The address and tax identification number of Minerals are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer I.D. No. 84-12003 18

STATE OF COLORADO                 ss.
                                  ss.
COUNTY OF DENVER                  ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16th day of April,  2003, there personally  appeared before me: Richard C. Norris,  the Vice President - Finance of St.  Mary  Minerals  Inc.,  a  Colorado  corporation,  known to me to be such officer, such corporation being a party to the foregoing instrument.

COLORADO,           The foregoing instrument was acknowledged before me on this
NEVADA and          day, by such person, the above designated officer of the
SOUTH DAKOTA        corporation specified following such person's name, on
                    behalf of said corporation.

                    On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing  document as the above designated  officer of the corporation  specified  following such person's  name,  who signed said document  before me in the presence of the two  witnesses,  whose names are thereto subscribed  as  such,  being  competent  witnesses,  and who acknowledged,  in my  presence  and in the  presence of said witnesses,  that he signed the above and foregoing  document as his own free act and deed on behalf  of such  corporation by authority  of its board of directors  and as the free act and deed of such  corporation  and for the uses and purposes therein set forth and apparent.

                                      -41-

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of  Denver,  Denver  County,  Colorado,  on the day and  year  first  above written.
                                /s/ JAMES C. ROBERTSON
                               -------------------------------------------------
                               NOTARY PUBLIC, in and for the State of Colorado

                               James C. Robertson
My commission expires:          (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -42-

     EXECUTED  this 16th day of April,  2003, to be  effective,  however,  as of
April 16th, 2003.

                                        ROSWELL, L.L.C.

                                        By:   St. Mary Land & Exploration
                                              Company, as Member

                                        By:  /s/ MILAM RANDOLPH PHARO
                                            ------------------------------------
                                              Milam Randolph Pharo
                                              Vice President - Land & Legal

The address and tax identification number of Roswell are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer I.D. No. 74-2788509

STATE OF COLORADO                 ss.
                                  ss.
COUNTY OF DENVER                  ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16th day of April,  2003, there personally  appeared before me: Milam Randolph Pharo,  the Vice President - Land
& Legal of St Mary Land &  Exploration Company, a Delaware  corporation, in its  capacity  as a member of  Roswell,  L.L.C.,  a Texas  limited  liability company,  known to me to be such officer of such  corporation,  such corporation acting in its  capacity  as  member  and on  behalf  of such  limited  liability company,  and such  limited  liability  company  being a party to the  foregoing instrument.

COLORADO,           The foregoing  instrument was acknowledged before me on this
NEVADA and          day, by  such person, the  above  designated officer  of St.
SOUTH DAKOTA        Mary Land & Exploration  Company acting  in its capacity
                    as  member  of  the  limited  liability  company   specified
                    following  such person's name, on behalf of said corporation acting  in its capacity  as member  of the limited liability company, and on behalf of said limited liability company.

                    On  this  date   before  me,  the   undersigned   authority.
                    personally  came and appeared such person,  to me personally known  and  known  by  me  o be  the  person  whose  genuine

                                      -43-

                    signature is affixed to the foregoing  document as the above designated officer of the above mentioned corporation acting in its capacity as member of the limited  liability  company specified  following  such  person's  name,  who signed said document  before me in the  presence  of the two  witnesses, whose names are thereto  subscribed as such, being competent witnesses,  and who acknowledged,  in my presence and in the presence  of said  witnesses,  that he signed  the above and foregoing document as his own free act and deed on behalf of such  corporation  acting in its  capacity as member of such limited  liability  company,  and on behalf of such  limited liability  company,  by  authority of its board of directors and by authority of its  members,  respectively,  and as the free  act  and  deed  of  such  corporation,  acting  in its capacity as member of such limited liability company, and of such limited liability company and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of  Denver,  Denver  County,  Colorado,  on the day and  year  first  above written.
                                   /s/ JAMES C. ROBERTSON
                                 -----------------------------------------------
                                 NOTARY PUBLIC, in and for the State of Colorado

                                 James C. Robertson
My commission expires:            (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -44-

     EXECUTED  this 16th day of April,  2003, to be  effective,  however,  as of
April 16th, 2003.

                                       ST. MARY OPERATING COMPANY

                                       By:  /s/ MILAM RANDOLPH PHARO
                                           -------------------------------------
                                             Milam Randolph Pharo
                                             Vice President - Land & Legal

The address and tax identification number of Operating are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer I.D. No. 84-0723492

STATE OF COLORADO           ss.
                            ss.
COUNTY OF DENVER            ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16th day of April,  2003, there personally  appeared before me: Milam Randolph Pharo,  the Vice President - Land
& Legal of St. Mary Operating Company, a Colorado  corporation.  known to me to be such officer, such corporation being a party to the foregoing instrument.

COLORADO,           The foregoing  instrument was acknowledged before me on this
NEVADA and          day, by such  person, the  above  designated o fficer of the
SOUTH DAKOTA        corporation  specified  following  such  person's  name,  on behalf of said corporation.

                    On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing  document as the above designated  officer of the corporation  specified  following such person's  name,  who signed said document  before me in the presence of the two  witnesses,  whose names are thereto subscribed  as  such,  being  competent  witnesses,  and who acknowledged,  in my  presence  and in the  presence of said witnesses,  that he signed the above and foregoing  document as his own free act and deed on behalf  of such  corporation

                                      -45-

                    by authority  of its board of directors  and as the free act and deed of such  corporation  and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of  Denver,  Denver  County,  Colorado,  on the day and  year  first  above written.
                                 /s/ JAMES C. ROBERTSON
                               -------------------------------------------------
                               NOTARY PUBLIC, in and for the State of Colorado

                               James C. Robertson
My commission expires:         (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -46-

     EXECUTED  this 16th day of April,  2003, to be  effective,  however,  as of
April 16th, 2003.

                                       NPC INC.

                                       By:  /s/ ROBERT T. HANLEY
                                           -------------------------------------
                                            Robert T. Hanley
                                            Vice President and Treasurer

The address and tax identification number of Operating are:

550 North 31st Street, Suite 500
Billings, Montana 59101
(Yellowstone County)
Taxpayer I.D. No. 11-3668557

STATE OF COLORADO                 ss.
                                  ss.
COUNTY OF DENVER                  ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16th day of April,  2003, there personally  appeared  before  me:  Robert  T.  Hanley,  the Vice  President  and
Treasurer of NPC Inc., a Colorado  corporation.  known to me to be such officer, such corporation being a party to the foregoing instrument.

COLORADO,           The foregoing  instrument was acknowledged before me on this
NEVADA and          day, by  such  person, the above designated  officer  of the
SOUTH DAKOTA        corporation  specified  following  such  person's  name,  on behalf of said corporation.

                    On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing  document as the above designated  officer of the corporation  specified  following such person's  name,  who signed said document  before me in the presence of the two  witnesses,  whose names are thereto subscribed  as  such,  being  competent  witnesses,  and who acknowledged,  in my  presence  and in the  presence of said witnesses,  that he signed the above and foregoing  document as his own free act and deed on behalf  of such  corporation by authority  of its board of directors  and as the free act

                                      -47-

                    and deed of such  corporation  and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of  Denver,  Denver  County,  Colorado,  on the day and  year  first  above written.
                                   /s/ JAMES C. ROBERTSON
                                ------------------------------------------------
                                NOTARY PUBLIC, in and for the State of Colorado

                                James C. Robertson
My commission expires:            (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -48-